                                                                   EXHIBIT 10.08

                                   SUBLEASE
                                   --------

     This Sublease ("Sublease") is made this 4th day of August, 1997 by and between Information Storage Devices, Inc., a California corporation ("Sublandlord") and eBay, Inc., a California corporation (''Subtenant").

                                    RECITALS

     A. Sublandlord, as Tenant, is leasing from Connecticut General Life Insurance Company, a Connecticut corporation ("Landlord") those certain premises located at 2005 Hamilton Avenue, Suite 350, San Jose, California ("Premises") pursuant to a lease dated August 24, 1994 ("Original Lease"), as amended by the documents entitled "First Amendment to Lease" dated November 15, 1994, the "Second Amendment to Lease" dated July 25, 1995 ("Second Amendment") and the letter dated December 4, 1995 referencing the Second Amendment (all of the foregoing documents are collectively referred to as the "Master Lease"). Subtenant acknowledges having received and reviewed a copy of the Master Lease.

     B. Sublandlord desires to lease to Subtenant and Subtenant desires to lease from Sublandlord a portion of the Premises consisting of approximately twelve thousand seven hundred thirty three (12,733) square feet (the "Sublease Premises") as shown on Exhibit A attached hereto, on the terms and conditions set forth in this Sublease.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   PREMISES

          Sublandlord leases to Subtenant and Subtenant hires from Sublandlord the Sublease Premises, together with the appurtenances thereto.

     2.   INCORPORATION OF MASTER LEASE

          This Sublease is subject to all of the terms and conditions of the Master Lease and Subtenant hereby accepts, assumes and agrees to perform all the obligations of Sublandlord as Tenant under the Master Lease which are applicable to the Sublease Premises (except those provisions of the Master Lease which are inconsistent with or are modified by this Sublease), and all of the terms and conditions of this. Sublease (with each reference therein to Landlord and Tenant to be deemed to refer to Sublandlord and Subtenant, respectively), excepting only the following paragraphs of the Original Lease: 1-5 and 13 (only to the extent those paragraphs are specifically modified by this Sublease) and items
(ii) and (iii) of the second subparagraph of paragraph 19, and excepting only the following paragraphs of the Second Amendment: 6, 8 11 and 12. Subtenant shall not commit or permit to be committed on the Sublease Premises any act or omission which shall violate any term or condition of the Master Lease. In the event of the termination for any reason of Sublandlord's interest as Tenant under the Master Lease, then this Sublease shall terminate therewith without any liability of Sublandlord to Subtenant; except that if this Sublease terminates as a result of a default of one of the parties hereto, whether under this

Sublease, the Master Lease, or both, the defaulting party shall be liable to the non-defaulting party for all damages suffered by the non-defaulting party resulting from such termination. Sublandlord represents and warrants to Subtenant that: (i) Sublandlord has delivered to Subtenant a true, correct and complete copy of the Master Lease, and all exhibits, amendments and addenda thereto; (ii) neither Landlord or Sublandlord is, to the best of Sublandlord's knowledge and belief, in default under the Master Lease; (iii) Sublessor shall promptly provide Subtenant with a copy of any notice of default under the Master Lease, or any other notices or other communications received by Sublandlord from, or given by Sublandlord to, Landlord pursuant to the Master Lease with respect to the Sublease Premises; and (iv) Sublandlord shall not modify, amend or terminate the Master Lease with respect to the Sublease Premises without the prior written consent of Subtenant, which consent shall not be unreasonably withheld by Subtenant, and Sublandlord shall comply with and perform its obligations under the Master Lease.

     3.   TERM

          The term of this Sublease shall commence on the date first set forth above, and end on December 1, 1999, without renewal rights by Subtenant. In the event Sublandlord is unable to deliver possession of the Sublease Premises at the anticipated commencement of the term, Sublandlord shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable nor shall the term hereof be extended by such delay; provided, however, that Subtenant shall not be liable for rent until such time as Sublandlord offers to deliver possession of the Sublease Premises to Subtenant: and provided further that if Sublandlord fails to deliver possession of the Sublease Premises to Subtenant within sixty (60) days following the date first set forth above, Subtenant may terminate this Sublease at any time thereafter by written notice to Sublandlord.

     4.   USE

          Subtenant shall use the Sublease Premises for general office use, research and development and light manufacturing (including testing and assembly) and for no other purpose.

     5.   RENTAL

          (a) Subtenant shall pay to Sublandlord as full service rent for the Sublease Premises, in advance, on the first day of each calendar month of the term of this Sublease ("Rent Due Date''), without deduction, offset, prior written notice or demand; in lawful money of the United States, the sum of Thirty Three Thousand Seven Hundred Forty Two Dollars and Forty Five Cents ($33,742.45). If the commencement and/or termination date is not the first day of the month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Sublease commences and/or terminates. Notwithstanding the foregoing, Subtenant shall pay, as additional rent, any increase in Sublandlord's amount of "direct expenses" assessed by Landlord against Sublandlord for calendar years 1998 and 1999 applicable to the Sublease Premises, to the extent Sublandlord's direct expenses for 1998 or 1999 exceed the amount paid by Sublandlord for direct expenses for calendar year 1997. Subtenant shall pay these sums to Sublandlord within thirty (30) days after receiving an invoice for them.

          (b) Sublandlord acknowledges receipt from Subtenant, on the execution hereof, of the sum of Thirty Three Thousand Seven Hundred Forty Two Dollars and Forty Five Cents ($33,742.45) to be applied against rent for the first full month of the term.

          (c) Concurrently with Subtenant's execution of this Sublease, Subtenant shall deposit with Sublandlord an irrevocable standby letter of credit as a security deposit for the faithful performance of Subtenant's obligations under this Sublease, according to the provisions of the Addendum attached hereto and made a part hereof.

     6.   SURRENDER AT END OF TERM

          Subtenant agrees to surrender the Sublease Premises on expiration or earlier termination of the term hereof, in good condition and repair, reasonable wear and tear excepted.


     7.   LANDLORD'S WRITTEN CONSENT

          This Sublease is conditioned upon and effective only upon obtaining the written consent of Landlord. If Landlord fails to consent to this Sublease in writing within sixty (60) days after the date Subtenant executes this Sublease, Subtenant may terminate this Sublease at any time thereafter by written notice to Sublandlord.

     8.   NOTICES

          All notices and demands of any kind required to be given by Sublandlord or Subtenant hereunder shall be in writing and effective twenty-four
(24) hours after depositing same in the United States mail, postage prepaid, and addressed to Sublandlord or Subtenant, as the case may be, at the address set forth below their respective signature or at such other address as they may designate from time to time.

     9.   INSURANCE

          Insurance requirements pertaining to Sublandlord as Tenant under paragraph 11 of the Original Lease shall also apply to Subtenant.


SUBLANDLORD:                                SUBTENANT:

By: /s/ FELIX J. ROSENGARTEN                By: /s/ J. SKOLL
   ----------------------------------          ---------------------------------
By: FELIX J. ROSENGARTEN                    Name: JEFFREY SKOLL
    ---------------------------------            -------------------------------
Title:  VP AND CFO                          Title: PRESIDENT
      -------------------------------             ------------------------------
Date:  8/4/97                               Date: Aug 4/97
     --------------------------------            -------------------------------
Address:  2045 HAMILTON AVE.                Address: 2005 HAMILTON AVE, Ste. 270
      San Jose, CA 95125                             San Jose, CA 95125
-------------------------------------       ------------------------------------

SEE ATTACHED ADDENDUM TO SUBLEASE

                             ADDENDUM TO SUBLEASE


THIS ADDENDUM is made to, and shall become part of, the preceding Sublease dated August 4, 1997 between Information Storage Devices, Inc. ("Sublandlord") and e Bay, Inc. ("Subtenant") with respect to a sublease of 2005 Hamilton Avenue, Suite 350, San Jose, California by Sublandlord to Subtenant.

1.   Defined Terms:  Terms used in this Addendum which are not specifically
     -------------
defined herein shall have the same meaning as they have in the Master Lease and the Sublease.


2.   Security Deposit:  (A) Upon execution of the Sublease, Subtenant shall
     ----------------
provide Sublandlord with a irrevocable standby letter of credit, issued by a bank and in a form acceptable to Sublandlord in its sole reasonable discretion, which letter of credit shall be held by Sublandlord as a security deposit for the faithful performance by Subtenant of all the terms, covenants and conditions of this Sublease applicable to Subtenant. Sublandlord may immediately, and without notice to Subtenant, draw against the letter of credit in the event Subtenant defaults in the performance of any provision of the Sublease, including, without limitation, payment of rent within five (5) business days after the Rent Due Date. The amount of each draw by Sublandlord shall be limited to the amount needed to cure Subtenant's applicable default, as determined by Sublandlord in good faith, but in its sole reasonable discretion. Resort by Sublandlord to the letter of credit (and/or use of the funds drawn) shall not constitute a waiver of Subtenant's default or of any other claims or remedies Sublandlord may have against Subtenant arising from the Sublease.

     (B) The parties' rights and responsibilities with respect to the letter of credit as security deposit shall be the same as, and shall be governed by, the provisions of Paragraph 4(e) of the Original Lease. Any conflicts or inconsistencies between the provisions of this Addendum and Paragraph 4(e) of the Original Lease shall be governed by this Addendum.

     (C) The letter of credit shall at all times be in the amount of Two Hundred Two Thousand Four Hundred Fifty Four Dollars and Seventy Cents ($202,454.70), which represents a security deposit of six (6) months rent. In the event of a draw by Sublandlord against the letter of credit, Subtenant, at Sublandlord's option, shall incur additional undertakings to restore the letter of credit at the full amount within ten (10) days after notice from Sublandlord. Failure to timely restore the letter of credit to its full amount upon notice from Sublandlord shall constitute a default under the Sublease.

     (D) The letter of credit shall be available by draft at sight, subject only to receipt by the issuing bank of a notarized statement from a duly authorized officer of Sublandlord stating that Subtenant is in default under the Sublease, and stating the amount due and owing to Sublandlord under the Sublease. The letter of credit shall, by its terms, expire not less than one (1) year from the date issued, provided that unless Subtenant deposits with Sublandlord a cash security deposit of the same amount, the letter of credit shall be renewed for successive periods of not less than one (1) year each, to and including the date which is thirty (30) days after the expiration of the term of the Sublease. The issuing bank's written notice of renewal shall be delivered to Sublandlord at least sixty (60) days prior to the expiration of the letter of credit. Non-renewal by the issuing bank for any reason or failure by Sublandlord to receive timely notice of renewal shall entitle Sublandlord to make demand for the full amount of the letter of credit, and to hold such funds as a cash deposit according to the terms of Paragraph 4(e) of the Original Lease. Subtenant's failure to renew the letter of credit, or obtain a suitable replacement letter of credit (in Sublandlord's sole reasonable discretion) or provide timely written notice of renewal to Sublandlord shall be a default under the Sublease.

3.  Condition of the Sublease Premises: Subtenant represents and warrants that
    ----------------------------------
it has reviewed the condition of the Sublease Premises, and has independently determined that the Sublease Premises are suitable for its intended uses. SUBTENANT ACCEPTS THE SUBLEASE PREMISES "AS IS, WHERE IS", WITHOUT REPRESENTATION OR WARRANTY BY SUBLANDLORD EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 3. ALL OTHER REPRESENTATIONS AND WARRANTIES OF SUBLANDLORD, EXPRESS OR IMPLIED, ARE EXCLUDED. Sublandlord represents and warrants, to the best of its knowledge and belief, without independent investigation, that the Sublease Premises, including the roof, parking areas, and all electrical, mechanical, plumbing and HVAC systems, will be in good condition and repair when the Sublease term commences. Sublandlord also represents and warrants that the Sublease Premises will be delivered to Subtenant clean and in broom swept condition. Sublandlord further represents and warrants, without independent investigation, that it has no knowledge of the presence or existence or hazardous or toxic materials or hazardous or toxic waste in or about the building or Sublease Premises. Sublandlord represents and warrants, to the best of its knowledge and belief, without independent investigation, that the Sublease Premises and those portions of the building necessary to use and enjoy the Sublease Premises comply with the Americans with Disabilities Act (ADA). Subtenant assumes all responsibility for ADA compliance with respect to any authorized tenant improvements it may make to the Sublease Premises.


4.  Conditions Precedent: The Sublease, and the parties' rights and obligations
    --------------------
under the Sublease, are subject to the following conditions precedent, or the written waiver thereof by the beneficiary of such conditions: (i) delivery to Sublandlord, on or before the date the term of the Sublease commences, of a irrevocable standby letter of credit, as provided for in Section 2 of this Addendum, and (ii) Subtenants review and approval of the terms and conditions of the Master Lease, the Sublease and this Addendum, which shall be evidenced by Subtenants execution of the Sublease and this Addendum.

5.  Real Estate Brokers: Sublandlord is represented in this transaction by
    -------------------
Cooper/Brady Corporate Real Estate Services and Subtenant is represented in this transaction by Professional Real Estate Services Company. Sublandlord shall pay the brokers' fees in connection with the Sublease, and Subtenant shall have no obligation to pay the brokers' fees.

SUBLANDLORD:                                     SUBTENANT:


By:  /s/ FELIX J. ROSENGARTEN                By: /s/ J. SKOLL
   ----------------------------------           ----------------------------

By:  FELIX J. ROSENGARTEN                    Name: JEFFREY SKOLL
     --------------------------------             --------------------------

Title:  VP AND CFO                           Title: PRESIDENT
      -------------------------------              -------------------------

Date:  8/4/97                                Date: Aug 4/97
     --------------------------------             --------------------------

                        LANDLORD'S CONSENT TO SUBLEASE
                        ------------------------------

     THIS CONSENT ("Consent'') is given by CONNECTICUT GENERAL LIFE INSURANCE
                                           ----------------------------------
COMPANY, a Connecticut corporation ("Landlord") to that certain Sublease dated
-------
August 4, 1997 (the "Sublease") by and between INFORMATION STORAGE DEVICES.
                                               ----------------------------
INC., a California corporation ("Sublandlord") and eBAY, INC., a California
                                                   ---------
corporation ("Subtenant"), subject to the following terms and conditions:

     1. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Sublease.

     2. Landlord is not a party to the Sublease and has no obligations or duties to Subtenant or Sublandlord under the Sublease and any provisions therein purporting to obligate and/or bind Landlord or limit Landlord's rights under the Master Lease in any way are deemed null and void. Notwithstanding any provision to the contrary in the Sublease, Subtenant shall have no greater rights than Sublandlord has as Tenant under the Master Lease.

     3. This Consent shall only apply to this Sublease and shall not be deemed to be a consent to any other or further sublease or a waiver of any of the provisions of the Master Lease.

     4. By consenting to the Sublease, Landlord waives none of its rights against the Sublandlord as Tenant under the Master Lease. The Sublease is and shall remain at all times subject to and subordinate in all respects to the Lease.

     5. This Consent shall not modify or amend or be deemed to modify or amend the Lease in any way, or to impose on Landlord any obligation to provide notice to, or obtain consent from, Subtenant with respect to amendments, defaults, waivers or any other matters pertaining to the Master Lease or to the Premises covered by the Master Lease. Any waiver by Landlord of its rights shall be made only in writing and signed by Landlord.

     6. Upon the expiration or earlier termination of the Master Lease, the Sublease shall automatically and without notice or demand, terminate and Subtenant agrees promptly to surrender the Sublease Premises to Landlord upon such termination without compensation from Landlord

     7. This Consent shall not be effective until receipt by Landlord of a counterpart or counterparts of this Consent duly executed by Sublandlord and Subtenant, each acknowledging its agreement to the terms and conditions specified in this Consent.

                              Landlord:
                              --------


                              CONNECTICUT GENERAL LIFE
                              INSURANCE COMPANY
                              a Connecticut corporation ,on behalf of its Separate Account R

                              By:  CIGNA Investments, Inc.
                                 --------------------------------------------

                              By: /s/ John G. Eisele
                                 --------------------------------------------

                              By: John G. Eisele
                                 --------------------------------------------

                              Title:  Managing Director
                                    -----------------------------------------

                              Date:  8/12/97
                                   ------------------------------------------

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT IT HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS SPECIFIED IN THE FOREGOING CONSENT AND AGREES TO ALL SUCH TERMS AND CONDITIONS.

SUBLANDLORD:                            SUBTENANT:
-----------                             ---------

INFORMATION STORAGE DEVICES, INC.       EBAY, INC.
a California corporation                a California corporation


By: /s/ Al Woodhull                     By: /s/ J. Skoll
   ------------------------------          ------------------------------

By: Al Woodhull                         Name: Jeff Skoll
    -----------------------------            ----------------------------

Title: VP Mfg                          Title: President
      ---------------------------            ----------------------------

Date: 8/15/97                          Date: Aug 15/97
     ----------------------------           -----------------------------

                                   EXHIBIT A
                                   ---------

                             SUITE 350 FLOOR PLAN

                       GREYLANDS BUSINESS PARK, PHASE I

                                      AND

                       INFORMATION STORAGE DEVICES, INC.

                                     LEASE

THIS SUMMARY OF LEASE IS INTENDED TO SUMMARIZE CERTAIN KEY PROVISIONS IN THE ATTACHED LEASE. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS SUMMARY AND THE LEASE, THE PROVISIONS OF THE LEASE SHALL GOVERN.

                               SUMMARY OF LEASE

                       GREYLANDS BUSINESS PARK, PHASE I

1.   DATE OF LEASE:

2.   LANDLORD:                 Greylands Business Park, Phase I
                               3945 Freedom Circle, Suite 640
                               Santa Clara, California 95054

3.   TENANT:                   Information Storage Devices, Inc.

4.   PREMISES:                 2045 Hamilton Avenue, Suite 100
                               San Jose, California

5.   SQUARE FEET               28,037 square feet

6.   PERMITTED USE:            General office and light manufacturing (including
                               testing & assembly) & research & development

7.   TERM:                     Five (5) years

     (a) SCHEDULED
          COMMENCEMENT DATE:   November 20, 1994

     (b) SCHEDULED
         EXPIRATION DATE:      November 19, 1999

8.   RENT:

     (a) BASIC RENT:           Lease months 1-9:      $7,009.25 per month
                               Lease months 10-12:    $29,438.85 per month
                               Lease months 13-21:    $30,840.70 per month
                               Lease months 22-36:    $32,242.55 per month
                               Lease months 37-60:    $33,364.03 per month

     (a) TENANT'S ESTIMATED SHARE
         OF DIRECT EXPENSES:   $ 12,499.07

9.   SECURITY DEPOSIT:         $200,689.00

10.  PARKING SPACES PROVIDED:  One hundred six (106)

11.  OTHER IMPORTANT PROVISIONS:  Option to Extend Term Right of First Refusal

                               TABLE OF CONTENTS

PARAGRAPH                                                                 PAGE
------------------------------------------------------------------------------
1.   USE
2.   TERM
3.   POSSESSION
4.   MONTHLY RENT
5.   ADJUSTMENT OF BASIC RENT AND DIRECT EXPENSES
6.   RESTRICTION ON USE
7.   COMPLIANCE WITH LAWS
8.   ALTERATIONS
9.   REPAIR AND MAINTENANCE
10.  LIENS
11.  INSURANCE
12.  UTILITIES AND SERVICE
13.  TAXES AND OTHER CHARGES
14.  ENTRY BY LANDLORD
15.  COMMON AREA; PARKING
16.  DAMAGE BY FIRE; CASUALTY
17.  INDEMNIFICATION
18.  ASSIGNMENT AND SUBLETTING
19.  DEFAULT
20.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT
21.  EMINENT DOMAIN
22.  NOTICE TO SURRENDER
23.  TENANT'S QUITCLAIM
24.  HOLDING OVER
25.  SUBORDINATION
26.  CERTIFICATE OF ESTOPPEL
27.  SALE BY LANDLORD
28.  ATTORNMENT TO LENDER OR THIRD PARTY
29.  DEFAULT BY LANDLORD
30.  CONSTRUCTION CHANGES
31.  MEASUREMENT OF PREMISES
32.  ATTORNEY FEES
33.  SURRENDER
34.  WAIVER
35.  EASEMENTS; AIRSPACE RIGHTS
36.  RULES AND REGULATIONS
37.  NOTICES
38.  NAME
39.  GOVERNING LAW; SEVERABILITY
40.  DEFINITIONS
41.  TIME
42.  INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE

43.  ENTIRE AGREEMENT
44.  CORPORATE AUTHORITY
45.  RECORDING
46.  REAL ESTATE BROKERS
47.  EXHIBITS AND ATTACHMENTS
48.  ERISA REQUIREMENTS
49.  ENVIRONMENTAL MATTERS
50.  SIGNAGE
51.  SUBMISSION OF LEASE
52.  TENANT IMPROVEMENTS
53.  ADDITIONAL RENT
54.  (INTENTIONALLY OMITTED)
55.  OPTION TO EXTEND TERM
56.  RIGHT OF FIRST REFUSAL

                       GREYLANDS BUSINESS PARK, PHASE I

                                 OFFICE LEASE
                                 ------------



     THIS LEASE is made this 24th day of August, 1994, by and between GREYLANDS BUSINESS PARK, PHASE I, a California general partnership ("Landlord"), and
                                                           --------
INFORMATION STORAGE DEVICES, INC., a California corporation ("Tenant").
                                                              ------


                              W I T N E S S E T H
                              -------------------



          Landlord leases to Tenant and Tenant leases from Landlord those certain premises outlined in red on Exhibit A (the "Premises") which Premises
                                                    --------
are commonly known as 2045 Hamilton Avenue, Suite 100, San Jose, California, which Landlord and Tenant hereby agree consists of approximately twenty-eight thousand thirty-seven (28,037) square feet in Greylands Business Park, Phase I (the "Project"). As used herein the term project shall mean and include all of
      -------
the land described in Exhibit B and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

          Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

          1.   USE.  Subject to the restrictions contained in paragraph 6,
               ---
Tenant shall use the Premises for general office use, research and development and light manufacturing (including testing and assembly) and shall not use or permit the Premises to be used for any other purpose.

          2.   TERM.
               ----

               (a) The term shall be for five (5) years (unless sooner terminated as hereinafter provided) and, subject to paragraphs 2(b) and 3, shall commence on November 20, 1994 and end on November 19, 1999.

               (b) Possession of the Premises shall not be deemed tendered and the term shall not commence until Landlord notifies Tenant of substantial completion of all work to be done by Landlord pursuant to Exhibit C to this lease (exclusive of telephone or other communication systems and punch list items) and Landlord has obtained the final building permit for such work, except that (i) if Landlord is prevented from or delayed in completing its work under Exhibit C to this lease due to the acts or omissions of Tenant, then the Premises shall be deemed tendered and the term shall commence upon the date by which such work would have been completed but for such acts or omissions by Tenant and (ii) if Tenant occupies or otherwise enters into possession of all or any part of the Premises prior to the scheduled commencement date, unless otherwise agreed in writing by Landlord, the term shall commence upon the date of such entry and Tenant shall thereupon be obligated to perform all its obligations under this lease, including the obligation to pay basic rent and direct expenses.

          3.   POSSESSION.
               ----------

               (a) If Landlord for any reason cannot deliver possession of the Premises to Tenant by the scheduled commencement date set forth in paragraph 2(a), this lease shall not be void or voidable, Landlord shall not be liable to Tenant for any loss or damage on account thereof and, unless Landlord's failure to deliver possession of the Premises to Tenant by the scheduled commencement date set forth in paragraph 2(a) is caused by Tenant caused delays as defined in Exhibit C to this lease, Tenant shall not be liable for rent until the commencement of the term is determined in accordance with paragraph 2(b). If the term commences on a date other than the date specified in paragraph 2(a) above, then the parties shall immediately execute an amendment to this lease stating the actual date of commencement. The expiration date of the term shall be extended by the same number of days that Tenant's possession of the Premises was delayed from that set forth in paragraph 2(a).

               (b) Tenant's inability or failure to take possession of the Premises when delivery is tendered by Landlord (with the improvements to be done pursuant to Exhibit C to this lease substantially completed) shall not deal the commencement of the term of this lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this lease, even if Tenant never takes possession of the Premises, including without limitation brokerage commission and fees, legal and other professional fees, the costs of space planning and the costs of construction of improvements in the Premises. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this lease.

          4.   MONTHLY RENT.
               ------------

               (a)  Basic Rent. Tenant shall pay to Landlord as basic rent for
                    ----------
the Premises, in advance, on or before the first day of the first full calendar month of the term and on or before the first day of each and every successive calendar month the monthly amounts set forth below:

                    Lease Months 1 - 9       $7,009.25 per month
                    Lease Months 10 - 12 $29,438.85 per month Lease Months 13 - 21 $30,840.70 per month Lease Months 22 - 36 $32,242.55 per month Lease Months 37 - 60 $33,364.03 per month

Basic rent for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly basic rent per day.

               (b)  Direct Expenses. In addition to the above basic rent and as
                    ---------------
additional rent, Tenant shall pay to Landlord, subject to adjustment and reconciliation as provided in paragraph 5(b) of this lease, the sum of Twelve Thousand Four Hundred Ninety-Nine and 07/100 Dollars ($12,499.07) on or before the first day of the first full calendar month of the term and on the first day of each and every successive calendar month, said sum representing Tenant's estimated payment of its proportionate share of direct expenses as provided for in paragraph 5(b) to this lease. Payment for direct expenses for any -partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly payment for direct expenses per day.

               (c)  Manner and Place of Payment. All payments of basic rent and
                    ---------------------------
direct expenses shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, as the office of Landlord at 3945 Freedom Circle, Suite 640, Santa Clara, California, 95054, or to such other person or place as Landlord may from time to time designate in writing.

               (d)  First Month's Rent.  Concurrently with Tenant's execution
                    ------------------
of this lease, Tenant shall deposit with Landlord the sum of Nineteen Thousand Five Hundred Eight and 32/100 Dollars ($19,508.32) to be applied against the basic rent and direct expenses for the first month of the term.

               (e)  Security Deposit. Tenant shall provide Landlord with a
                    ----------------
letter of credit as specified below, which letter of credit shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this lease, including but not limited to the provisions relating to the payment of basic rent and direct expenses, Landlord may (but shall not be required to) use, apply or retain all or pay part of this security deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant is not in default as the expiration or termination of this lease, the security deposit or any balance thereof shall be returned to Tenant after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this lease, Landlord shall transfer said deposit to Landlord's successor in interest, and Tenant agrees that Landlord shall thereupon be released from liability for the return of such deposit or any accounting therefor.

          Tenant shall deliver to Landlord concurrent with Tenant's execution of this lease an unconditional irrevocable letter of credit in the amount of Two Hundred Thousand Six Hundred Eighty-Nine and 00/100 Dollars ($200,689.00) in favor of Landlord to secure the faithful performance by Tenant of al of the terms, covenants and conditions of this lease to be kept and performed by Tenant. Provided Tenant is not then in default and the Lease is then in full force and effect, the amount of the letter of credit shall be reduced in accordance with the following schedule:

          Reduction Date                Letter of Credit Amount Reduced To:
          --------------                ----------------------------------
          On the first day of
          the 13th lease month          $160,551.20 of the Base Security Deposit Amount

          On the first day of
          the 25th lease month          $120,413.40 of the Base Security Deposit Amount

          On the first day of
          the 37th lease month          $80,275.60 of the Base Security Deposit Amount

          On the first day of
          the 49th lease month          $40,137.80 of the Base Security Deposit Amount

Said letter of credit shall be available by draft at sight, subject only to receipt by the bank of a notarized statement from Birk S. McCandless or Steven
E. Sund stating the amount demanded as due and owing to Landlord, and shall otherwise be in a form reasonably satisfactory to Landlord and Landlord's attorney and drawn upon such bank as Landlord may approve. Said letter of credit shall by its terms expire not less than one (1) year from the date issued, provided that unless Tenant deposits with Landlord a cash security deposit of like amount, the letter of credit shall be renewed for successive periods of not less than one (1) year each to and including the date which is 10 days after the expiration of the term of this lease. The bank's written renewal of the letter of credit shall be delivered to Landlord not less than sixty (60) days prior to the expiration of such letter of credit. If Landlord does not receive such written renewal at least sixty (60) days prior to the expiration date of the letter of credit, then Landlord shall be entitled to make demand for the principal amount of said letter of credit and, thereafter, hold or apply such funds in accordance with the first paragraph of this paragraph 4(e). Tenant's failure to so deliver, renew (including specifically but not limited to the delivery to Landlord of such renewal not less than sixty (60) days prior to expiration of the letter of credit) and maintain such letter of credit shall be a material breach of this lease.

          If Tenant defaults in the performance of any provision of this lease to be performed by Tenant, including without limitation the timely payment of basic rent and direct expenses and other amounts due Landlord, Landlord may immediately and without further notice resort to said letter of credit (or the funds received therefrom) and use or apply all or any part of same to compensate Landlord for any loss or expense occasioned thereby and for the payment of any amount due Landlord under the terms o this lease. If any portion of said letter of credit (or the funds received therefrom) is so used as specified above, Tenant shall, within ten (10) days after written demand therefor, restore the letter of credit (or the funds received therefrom) to its original amount, and Tenant's failure to do so shall be a material breach of this lease.

          Landlord's resort to said letter of credit (or use of the funds received therefrom) shall in no way or manner constitute an acceptance of or waiver of such default by Tenant; nor shall such resort or use terminate, or permit Tenant to terminate, or constitute a forfeiture of, or be construed as an election by Landlord to terminate, this lease; nor shall such resort or use affect Landlord's remedies otherwise available under this lease or at law.

          If there is a substantial change in Tenant's financial condition, after the first lease year Tenant may request that Landlord review Tenant's financial condition (but not more than two requests per year) and upon such request Landlord will review the requirement of a letter of credit and Landlord may, at Landlord's sole discretion and without any obligation to do so, agree to reduce or eliminate the requirement of a letter of credit.

          5.   ADJUSTMENT OF BASIC RENT AND DIRECT EXPENSES.
               --------------------------------------------

               (a)  Adjustments in Basic Rent. Except as set forth in paragraph
                    -------------------------
4(a) there shall be no adjustments to the monthly basic rent.

               (b)  Adjustments to Direct Expenses. Tenant's proportionate share
                    ------------------------------
of direct expenses of the Project shall be twelve and eight one hundredths percent (12.08%) (28,037 + 232,089) and Tenant's proportionate share of direct expenses (excluding electricity) of the building in which the Premises are located shall be fifty-four and thirty one hundredths percent (54.30%) (28,037 + 51,630). Since a portion of the Premises consisting of approximately thirteen thousand eight hundred thirteen (13,813) square feet is to be separately metered for electricity (as provided in paragraph 12 below), Tenant's proportionate share of direct expenses for building related electricity bills shall be thirty-seven and sixty-one one-hundredths percent (37.61%) (14,224 + 37,817), which excludes the separately metered space. Subject to reconciliation as provided below, the initial estimated amount of Tenant's proportionate share of direct expenses of the Project and of the building in which the Premises are located is Twelve Thousand Four Hundred Ninety-Nine and 07/100 Dollars ($12,499.07).

               Tenant shall be required to pay to Landlord, as additional rent in accordance with paragraph 4(b) of this lease, Tenant's proportionate share of direct expenses for each calendar year (or portion thereof) during the term of this lease. Tenant's estimated share of the monthly direct expenses payable by Tenant during the calendar year in which the term commences is set forth in paragraph 4(b) of this lease. A written estimate of Tenant's monthly share of direct expenses for each succeeding calendar year shall be delivered to Tenant prior to be commencement of each such succeeding calendar year (or a s soon as practicable thereafter). Tenant shall pay to Landlord in accordance with paragraph 4(b) of this lease its monthly share of direct expenses as estimated by Landlord. Landlord reserves the right to revise such written estimate during a calendar year if Landlord's actual or projected direct expenses shows an increase or decrease in excess of ten percent (10%) from that of an earlier written estimate delivered to Tenant, and if Landlord elects to revise the earlier estimate, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly. Statements of the actual direct expenses for the calendar year in which the term commences and for each succeeding calendar year (herein called "statement of actual direct expenses") shall be delivered to Tenant within one hundred twenty (120) days following the expiration of each such calendar year (or as soon as practicable thereafter). If the statement of actual direct expenses for any such calendar year shows that Tenant's proportionate share of actual direct expenses for the year is in excess of the aggregate amount Tenant has paid as direct expenses for that calendar year, Tenant shall pay such excess to Landlord within ten 910) days after receipt of the statement of actual direct expenses. If Tenant fails to pay such excess amount due within said ten (10) day period, Tenant shall pay an additional ten percent (10%) of the amount due as a penalty. In the event that any statement of actual direct expense shall show that Tenant has paid Landlord an aggregate amount in excess of the actual direct expenses for the preceding calendar year and Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this lease at the time such statement of actual direct expenses is delivered, Landlord shall, at its option, promptly either refund such excess to Tenant or credit the amount thereof to the monthly direct expenses next becoming due from Tenant. The respective obligations of Landlord and Tenant under this paragraph still survive the expiration or other termination of this lease.

          As used in this lease, "direct expenses" shall include, but not be limited to, (i) real property taxes, assessments, and other costs identified as direct expenses in paragraph 13; (ii) insurance premiums and other costs identified as direct expenses in paragraph 11; (iii) the cost of all utilities and services including water, gas, and sewer charges, electricity, heat, air conditioning, refuse collection, and janitorial services identified as direct expenses in paragraph 12; (iv) the costs of operating and maintaining the Common Area identified as direct expenses in paragraph 15, including but not limited to, the landscaping, elevator, parking lots, paving, sidewalks, showers, the Greylands Mansion, and security and exterminator services; (v) the costs and expenses of maintaining and repairing the Project identified as direct expenses in paragraph 9, including but not limited to, mechanical, electrical, plumbing and sewage systems, windows, glazing, gutters, down-spouts, heating and ventilating and air conditioning systems, walls, floor coverings, roofs, structural elements, exterior walls, and the cost of maintenance contracts and supplies, materials, equipment and tools used in connection therewith; (vi) the cost of certain alterations identified as direct expenses in paragraph 8; (vii) amortization of such capital improvements having a useful life greater than one year as Landlord may have installed for the purpose of reducing operating costs and/or to comply with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities now or hereinafter in effect (Tenant's share of such capital improvement shall equal Tenant's proportionate share of the fraction of the cost of such capital improvement equal to the remaining term of the lease over the useful life of such capital improvement);
(viii) wages, salaries, employee benefits (including union benefits) and related expenses of all on-site and off-site personnel engaged in the operation, management and maintenance of the Project (or the building in which the Premises are located) and payroll taxes applicable thereto and all costs incurred to maintain a management office in or near the Project (including, without limitation, rental payments therefor or the reasonable rental value of the space so occupied); (ix) supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project; (x) licenses, permits and inspection fees; (xi) a reasonable reserve for repairs and replacement of equipment used in the maintenance and operation of the Project;
(xii) all other operating costs incurred by Landlord in maintaining and operating the Project; and (xiii) an amount equal to five percent (5%) of the actual expenditures for the aggregate of all other direct expenses as compensation for Landlord's accounting and processing services.

          6.   RESTRICTION ON USE.  Tenant shall not do or permit to be done in
               ------------------
or about the Premises or the Project, nor bring or keep or permit to be brought or kept in or about the Premises or Project, anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any other insurance covering the Project or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or the Project which will constitute waste or which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be sued or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises for sleeping, washing clothes, cooking, except for customary lunch break/kitchenette functions involving a microwave oven, or in any manner that will cause or emit any objectionable odor, noise or light into the adjoining premises or Common Area. Tenant shall not do anything on the Premises that will cause damage to the Project or the building in which the Premises are located and Tenant shall not overload the floor capacity of the Project. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises. Landlord shall be the sole judge of whether such odor, noise, light or vibration is such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building proper except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or inside of the building proper where designated; and no toxic or hazardous material shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises.

          7.   COMPLIANCE WITH LAWS.  Tenant shall, in connection with its use
               --------------------
and occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements of federal, state, county, municipal and other governmental authorities, now or hereafter in effect, which shall impose any duty upon Landlord or Tenant with respect to the use, occupancy or alteration of the Premises, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that so such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether or not Landlord is a party thereto) that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This lease shall remain in full force and effect notwithstanding any loss of use of other effect on Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations and requirements now or hereafter in effect.

          8.   ALTERATIONS.  Tenant shall not make or suffer to be made any
               -----------
alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord, which consent shall not be unreasonably withheld, (ii) a valid building permit issued by the appropriate governmental authority and (iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction and with the rules, regulations and requirements of any board of fire underwriters or similar body. Landlord's consent to any requested alteration shall not create on the part of Landlord or cause Landlord to incur any responsibility or liability for such alteration's compliance with all laws, rules and regulations of federal, .state, municipal, county and other governmental authorities. Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, window covering and carpet installations made by Tenant, regardless of how attached to the Premises, together with all other alterations that have become an integral part of the building in which the Premises are a part, shall upon installation be and become part of the Premises and belong to Landlord and shall not be deemed trade fixtures. All such alterations shall remain upon and be surrendered with the Premises at the termination of the lease.

               If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord's written approval of any contractor or person selected by Tenant for that purpose. Tenant shall, if required by Landlord, secure at Tenant's cost a completion and lien indemnity bond for such work. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly remove any such alteration made by Tenant and designated by Landlord to be removed, repair any damage to the Premises caused by such removal and restore the Premises to its condition existing prior to such alteration. Any moveable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of Landlord unless promptly removed by Tenant.

               If during the term any alteration, addition or change of the Premises is required by law, regulation, ordinance or order of any public authority, Tenant, at its sole cost and expense, shall promptly make the same. If during the term any alterations, additions or changes to the Common Area or to the Project or building in which the Premises is located is required by law, regulation, ordinance or order of any public or quasi-public authority, and it is impractical, in Landlord's judgment, for the affected tenants to individually make such alterations, additions or changes, Landlord shall make such alterations, additions or changes and the cost thereof shall be a direct expense and Tenant shall pay its percentage share of said cost to Landlord as provided in paragraphs 4 and 5.

          9.   REPAIR AND MAINTENANCE.  Subject to paragraph 16, Landlord shall
               ----------------------
maintain and keep in good repair the Common Area (including, without limitation, the Greylands Mansion) and the mechanical, electrical,, plumbing and sewage systems, windows, window frames, plate glass, glazing, elevators, gutters and down-spouts, the roof, exterior walls, structural elements and the heating, ventilating and air conditioning systems (except special air conditioning of Tenant's computer room(s) as set forth below) of the Premises and the Project; provided, however, that Landlord shall not be required to perform repairs made necessary by the negligence or abuse of such improvements or property by Tenant or its employees, agents, subtenants or permitees. The cost of all maintenance and repairs made by Landlord pursuant to this paragraph 9, including without maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance, shall be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5.

               By entry hereunder Tenant accepts the Premises as being in good land sanitary order, condition and repair (excepting only "punch list items"). Subject to paragraphs 16 and 21, and excepting repairs and maintenance required by this paragraph 9 to be made by Landlord, Tenant at its cost shall keep the Premises and every part thereof in good and sanitary order, condition and repair and Tenant shall be solely responsible for the cost and maintenance of, and electricity supplied to, any special air conditioning for Tenant's computer facilities. Further, Tenant shall repair (or, at the option of Landlord, reimburse Landlord if Landlord elects to repair) damage to improvements or other property located on or about the Project where such repairs are made necessary by the negligence of or abuse of such improvements or other property by Tenant or its employees, agents, subtenants or permitees. Tenant waives all rights under and benefit of California Civil Code Sections 1932(1), 1941, and 1942 and under any similar law, statute or ordinance now or hereafter in effect.

          10.  LIENS.  Tenant shall keep the Premises and the Project free from
               -----
any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors. Upon Tenant's receipt of a preliminary twenty (20) day notice filed by a claimant pursuant to California Civil Code Section 3097, Tenant shall immediately provide Landlord with a copy of such notice. Should any lien be recorded against the Project, Tenant shall give immediate notice of such lien to Landlord. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses (including attorneys' fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and materialmen's liens and like liens. Tenant shall give Landlord at lease fifteen (15) days' prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

          11.  INSURANCE.  Tenant, at its sole cost and expense, shall keep in
               ---------
force during the term (i) commercial general liability and property damage insurance with a combined single limit of at least $2,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insureds with respect to the Premises or arising out of Tenant's maintenance, use or occupancy of the Premises and all areas appurtenant thereto, (ii) direct physical loss-special insurance covering the leasehold improvements in the Premises and all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings, and personal property from time to time located in, on or about the Premises, with coverage in the amount of the full replacement cost thereof, and
(iii) Workers' Compensation Insurance as required by law, together with employers' liability coverage with a limit of not less than $1,000,000 for bodily injury for each accident and for bodily injury by disease for each employee. Tenant's commercial general liability and property damage insurance and Tenant's Workers' Compensation Insurance shall be endorsed to provide that said insurance shall not be canceled or reduced except upon at least thirty (30) days prior written notice to Landlord. Further, Tenant's commercial general liability and property damage insurance shall be primary and shall be endorsed to provide that Landlord and McCandless Management Corporation, and their respective partners, officers, directors and employees and such other persons or entities as directed from time to time by Landlord shall be named as additional insureds for all liability using ISO Bureau Form CG20111185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; shall contain a severability of interest clause and a cross-liability endorsement; shall be endorsed to provide that the limits and aggregates apply per location using ISO Bureau Form CG25041185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; and shall be issued by an insurance company admitted to transact business in the State of California and rated A+VIII or better in Best's Insurance Reports (or successor report). The deductibles for all insurance required to be maintained by Tenant hereunder shall be satisfactory to Landlord. The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in paragraph 17 of this lease provided, however, nothing contained in this paragraph 11 shall be construed to limit the liability of Tenant under the indemnification provisions set forth in said paragraph 17. If Landlord or any of the additional insureds named on any of Tenant's insurance, have other insurance which is applicable to the covered loss on a contributing, excess or contingent basis, the amount of the Tenant's insurance company's liability under the policy of insurance maintained by Tenant shall not be reduced by the existence of such other insurance. Any insurance carried by Landlord or any of the additional insureds named on Tenant's insurance policies shall be excess and non-contributing with the insurance so provided by Tenant.

               Tenant shall, prior to the commencement of the term and at least thirty (30) days prior to any renewal date on any insurance policy required to be maintained by Tenant pursuant to this paragraph, provide Landlord with a completed Certificate of Insurance, using a form acceptable in Landlord's reasonable judgment, attaching thereto copies of all endorsements required to be provided by Tenant under this lease. Tenant agrees to increase the coverage or otherwise comply with changes in connection with said commercial general liability, property damage, direct physical loss and Workers' Compensation Insurance as Landlord or Landlord's lender may from time to time require.

               Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition), plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve
(12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time require. Landlord may but shall not be obligated to obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of all such insurance purchased by Landlord, plus any charges for deferred payment of premiums and the amount of any deductible incurred upon any covered loss within the Project, shall be direct expenses and Tenant shall pay to Landlord its percentage share of such costs as provided paragraphs 4(b) and 5(b). Landlord, upon Tenant's request from time to time, shall provide Tenant with a statement of the deductible amounts. If the cost of insurance is increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase.

               Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Project, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties so long a such insurance permits waiver of liability and contains a waiver of subrogation without additional premiums.

               If Tenant does not take out and maintain insurance as required pursuant to this paragraph 11, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord promptly on demand, as additional rent, the amount so paid. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expenses (including attorney fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

          12.  UTILITIES AND SERVICE.  Landlord shall furnish to the Premises
               ---------------------
and to the building in which the Premises are located, during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the Project, reasonable quantities of water and electricity suitable for the intended use of the Premises and the building in which the Premises are located, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, refuse collection and janitorial services. Tenant agrees that at all time it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air conditioning systems. The cost of all utilities and services furnished by Landlord to the Premises and to the building in which the Premise are located pursuant to this paragraph 12 shall be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5. Notwithstanding any provision to the contrary, a portion of the Premises consisting of approximately thirteen thousand eight hundred thirteen (13,813) square feet, as specified in Exhibit C hereto, shall be separately metered for electricity and Tenant shall contract directly with the utility provider for electricity and directly pay all electric bills to the provider for electricity provided to the separately metered space.

               Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of, Landlord's failure to furnish any of the foregoing services when such failure is caused by accident, breakage or repairs (provided Landlord acts in a commercially reasonably manner to correct or repair the same, and provided such repair is Landlord's responsibility and within Landlord's control), strikes, lockouts or other labor disturbances or labor disputes of any character, governmental moratoriums, regulations, or other governmental actions or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. In addition, Tenant shall not be relieved from the performance of any covenant or agreement in this lease because of any such failure, and no eviction of Tenant shall result from such failure.

               Tenant will not, without the written consent of Landlord, which consent shall not be unreasonably withheld, use any apparatus or device in the Premises (including, without limitation, electronic data processing machines, punch card machines or machines using current in excess of 200 volts) which will in any way increase the amount of electricity (excluding those areas of the Premises that are separately metered for electricity and paid by Tenant directly), water or air conditioning usually furnished or supplied to Premises in the Project being used as general office space and other permitted uses as specified in paragraph 1 of this lease or connect with electric current (except through existing electrical outlets in the Premises) or with water pipes any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied to premises in the Project being used as general office space then Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld, and Tenant shall pay to Landlord promptly on demand, as additional rent, the full cost of such excess use. Landlord may cause an electric current or water meter to be installed in the Premises in order to measure the amount of electric current or water meter to be installed in the Premises in order to measure the amount of electric current or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, and all charges for such excess water and electric current consumed (as shown by meters and at the rates then charged by the furnishing public utility) plus any additional expense incurred by Landlord in keeping account of electric current or water so consumed, shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord. Whenever heat generating machines or equipment are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

          13.  TAXES AND OTHER CHARGES.  All real estate taxes and assessments
               -----------------------
and other taxes, fees and charges of every kind or nature, foreseen or unforeseen, which are levied, assessed or imposed upon Landlord and/or against the Premises, building, Common Area or Project or any part thereof by any federal, state, county, regional, municipal or other governmental or quasi-governmental authority or special district authority, together with any increases therein whether resulting from increased rate and/or valuation shall be a direct expense and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5. By way of illustration and not limitation, "other taxes, fees and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured b the net income of Landlord from all sources, and premium taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, allocable to, or measured by the rent payable hereunder,including, without limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent, (ii) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises, (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to vehicles, parking or the number of persons employed on or about the Project, and (vi) any tax, license, franchise fee or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord (including, but not limited to, costs of attorneys and experts) thereby shall also be direct expenses and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5. In the event the Premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher than those of other tenants in the building or Project or in the event alterations or improvements are made to the Premises, Tenant's percentage share of such taxes, assessments, fees and/or charges shall be readjusted upward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available and Landlord's determination thereof shall be conclusive.

               Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become a part of the Premises. If any of Tenant's personal property shall be assessed with the Project, Tenant shall pay to Landlord, as additional rent, the amounts attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property.

          14.  ENTRY BY LANDLORD.  Landlord reserves, and shall at all
               -----------------
reasonable times have, the right to enter the Premises (i) to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers, lenders or tenants and to put, `for sale' or `for lease' signs thereon, (iv) to post notices required or allowed by this lease or by law, (v) to alter, improve or repair the Premise and any portion of the Project, and (vi) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this paragraph and Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on, and about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

               Notwithstanding the foregoing, and except in the case of emergency, Landlord shall give Tenant at least twenty-four (24) hours prior notice of its intent to enter the Premises, and such entry shall be subject to the reasonable security requirements of Tenant, including the reasonable designation of certain areas of the Premises as security areas which are required to maintain confidentiality of Tenant's business matters and reasonable limitations on Landlord's access thereto as mutually agreed. Tenant shall not unreasonably deny Landlord access to any area of the Premises. In the course of such entry, Landlord shall not unreasonably interfere with Tenant's use of the Premises unless reasonably required in order for Landlord to fulfill its obligations under the lease.

          15.  COMMON AREA; PARKING.  Subject to the terms and conditions of
               --------------------
this lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees and invitees shall, in common with other occupants of the Project, and their respective employees, invitees and customers and others entitled to the use thereof, have the nonexclusive right to use the access roads, parking areas and facilities within the Project provided and designated by Landlord for the general use and convenience of the occupants of the Project (which areas and facilities shall include, but not be limited to, common lobbies, corridors, restrooms and showers, part or all of the Greylands Mansion and the .37 acre parcel upon which it is located, telephone, electrical, janitorial and mechanical rooms, elevators, stairwells, vertical duct shafts, sidewalks, parking, refuse, landscape and plaza areas, roofs, building exteriors, electrical, mechanical, plumbing and HVAC systems and storage areas) which areas and facilities are referred to herein as "Common Area." This right shall terminate upon the termination of this lease.

               Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known. Landlord further reserves the right to promulgate such non-discriminatory rules and regulations relating to the use of the Common Area, and any part thereof, as Landlord may deem appropriate for the best interests of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice.

               Tenant acknowledges that Landlord (as tenant) has leased the Greylands Mansion for a term which will expire on February 1, 1995 and that Landlord has no right to extend the term of such lease. Unless Landlord and the owner of the Greylands Mansion enter into an agreement to extend the term of such lease for the Greylands Mansion, Tenant acknowledges that, subsequent to February 1, 1995, the Common Area shall include no part of the Greylands Mansion and the .37 acre parcel upon which it is located.

               Tenant shall have the nonexclusive use of one hundred six (106) parking spaces in the Common Area as designated from time to time by Landlord. Landlord reserves the right at its sole option to assign and label parking spaces, but it is specifically agreed that Landlord is not responsible for policing any such parking spaces. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area.

               Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be at the sole discretion of Landlord. The cost of such maintenance, operation and management, including but not limited to landscaping, repair of paving, parking lots and sidewalks, the Greylands Mansion (including interior repair and maintenance; janitorial services; furniture rental or depreciation charges; and lease payments charged to the Project by the owner of the Greylands Mansion), security and exterminator services and salaries and employee benefits (including union benefits) of on-site and accounting personnel engaged in such maintenance and operations management, shall be a direct expense and Tenant shall pay to Landlord its percentage share of such cost as provided in paragraphs 4 and 5.

          16.  DAMAGE BY FIRE; CASUALTY.  In the event the Premises are damaged
               ------------------------
by any casualty which is covered under an insurance policy required to be maintained by Landlord pursuant to paragraph 11, Landlord shall be entitled to the use of all insurance proceeds and shall repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

          In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible, in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this lease as of the date of the occurrence of the damage; provided, however, that if such damage is caused by an act or omission of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this lease pursuant hereto, Tenant shall have the right within ten
(10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this lease shall be canceled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

               If the Premises are totally destroyed during the term from any cause (including any destruction required by any authorized public authority), whether or not covered by the insurance required under paragraph 11, this lease shall automatically terminate as of the date of such total destruction; provided, however, that if the Premises can reasonably and lawfully be repaired or restored within twelve (12) months of the date of destruction to substantially the condition existing prior to such destruction and if the proceeds of the insurance payable to the Landlord by reason of such destruction are sufficient to pay the cost of such repair or restoration, then said insurance proceeds shall be so applied, Landlord shall promptly repair and restore the Premises and this lease shall continue, without interruption, in full force and effect. If the Premises are totally destroyed during the last twelve (12) months of the term, Landlord may at Landlord's option cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the occurrence of such damage.

               If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair the pursuant to this lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated only in proportion to the square footage of the Premises rendered untenantable to Tenant by such damage or destruction. Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration. The parties waive the provisions of California Civil Code Sections 1932(2) AND 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this paragraph 16 shall govern in the event of the destruction of the Premises.

          17.  INDEMNIFICATION.  Landlord shall not be liable to Tenant and
               ---------------
Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except the failure of Landlord to perform its obligations under this lease where such failure has persisted for an unreasonable period of time after notice of such failure. Without limiting the foregoing, Landlord shall not be liable to Tenant for any injury to or death of any person or damages to or destruction of property by reason of, or arising from, any latent defect in the Premises or Project or the act or negligence of any other tenant of the Project. Tenant shall immediately notify Landlord of any defect in the Premises or Project.

               Except as to injury to persons or damage to property the principal cause of which is the failure by Landlord to observe any of the terms and conditions of this lease, Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant shall further hold Landlord harmless from and indemnify and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising (i) from Tenant's use of the Premises or from the conduct of its business or from any activity or work done, permitted or suffered by Tenant or its agents or employee, in or about the Premises or Project, (ii) out of the failure of Tenant to observe or comply with Tenant's obligation to observe and comply with laws or other requirements as set forth in paragraph 7, (iii) by reason of Tenant's use, handling, storage, or disposal of toxic or hazardous materials or waste, (iv) by reason of any labor or service performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises, or
(v) from any other act, neglect, fault or omission of Tenant or its agents or employee.

               The provisions of this paragraph 17 shall survive the expiration or earlier termination of this lease.

          18.  ASSIGNMENT AND SUBLETTING.  Tenant shall not voluntarily assign,
               -------------------------
encumber or otherwise transfer its interest in this lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent and otherwise complying with the requirements of this paragraph 18. Any assignment, encumbrance or sublease without Landlord's consent, shall constitute a default.

               If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than thirty (30) days or more than ninety (90) days after the date of Landlord's receipt of such notice), the portions of the Premises proposed to be sublet or assigned, the terms and conditions of the proposed assignment or sublease (including the rent to be paid by the proposed assignee or subtenant) and the name, address and telephone number of the proposed assignee or subtenant. Tenant shall further provide Landlord with such other information concerning the proposed assignee or subtenant as requested by Landlord. For a period of thirty (30) days after Landlord's receipt of Tenant's written notice, Landlord shall have the option, exercisable by delivering written notice to Tenant to terminate this lease as of the date specified in Landlord's written notice to Tenant, which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Landlord's written notice to Tenant. If Landlord exercises its option to terminate this lease as provided in the foregoing sentence, Landlord may, if it so elects, enter into al new lease for the Premises or any portion thereof with the proposed assignee or subtenant or any other third party on such terms as Landlord and such proposed assignee or subtenant or other third arty may agree; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting.

               If Landlord does not elect to terminate this lease as provided hereinabove in this paragraph 18 and if Landlord consents in writing to the proposed assignment or sublet, Tenant shall be free to assign or sublet all or a portion of the Premises subject to the following conditions: (i) any sublease shall be on the same terms set forth in the notice given to Landlord; (ii) no sublease shall be valid and no subtenant shall take possession of the sublet Premises until an executed counterpart of such sublease has been delivered to Landlord; (iii) no subtenant shall have a further right to sublet without Landlord's prior written consent (which consent shall not be unreasonably withheld) and on the terms and conditions specified herein for subleases and, in any event such sub-sublease shall not extend beyond the initial term of this lease; (iv) fifty percent (50%) of any sums or other economic consideration received by Tenant as a result of such assignment or sublet (except rental or other payments received which are attributable to the amortization over the term of this lease of the coat of leasehold improvements constructed for such assignees or subtenant, and brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations additional rent under this lease without affecting or reducing any other obligation of Tenant hereunder; (v) no sublet or assignment shall release Tenant or Tenant's obligation or alter the primary liability or Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder; and
(vi) any assignee subtenant must expressly agree to assume and perform all of the covenants and conditions of Tenant under this lease. Tenant shall pay to Landlord promptly upon demand, as additional rent, Landlord's actual attorneys' fees and other coats incurred for reviewing, processing or documenting any requested assignment or sublease, whether or not Landlord's consent is granted. Tenant shall not be entitled to assign this lease or sublease all or any part of the Premises ( and any attempt to do so shall be voidable by Landlord) during any period in which Tenant is in default under this lease.

               If Tenant is a partnership, a withdrawal or change, voluntary or involuntary or by operation of law, of any general partner or the dissolution of the partnership shall be deemed an assignment of this merger, consolidation or other reorganization of Tenant, or the sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of more than fifty percent (50%) of the value of Tenant's assets, shall be an assignment of this lease subject to all the conditions of this paragraph 18. The term "controlling percentage" means the ownership of, and the right to vote, stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote. This paragraph shall not apply if Tenant is a corporation the stock of which is traded through an exchange.

               The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or sublets of this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

               No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment of execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant.

               Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this lease, all rent from any subletting of all or part of the Premises as permitted by this lease, and Landlord, as assigns and as attorney-in-fact for Tenant, or a receiver of Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 18.

          19.  DEFAULT.  The occurrence of any of the following shall constitute
               -------
a default by Tenant: (i) failure of Tenant to pay any rent or other sum payable hereunder within five (5) days after such sum(s) becomes due; (ii) abandonment of the Premises (Tenant's failure to occupy and conduct business in the Premises for fourteen (14) consecutive days shall constitute an abandonment of the Premises); or (iii) failure of Tenant to perform any other term, covenant or condition of this lease if the failure to perform is not cured within thirty
(30) days after notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default if Tenant commences to cure such failure to perform within the thirty
(30) day period and diligently and in good faith continues to cure the failure to perform). The notice referred to in clause (iii) above shall specify the failure to perform and the applicable lease provision and shall demand that Tenant perform the provisions of this lease within the applicable period of time and no such notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice. No notice shall be required in the event of abandonment or vacation of the Premises.

               In addition to the above, the occurrence of any of the following events shall also constitute a default by Tenant: (i) Tenant fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors (for purposes of determining whether Tenant is not paying its debts as they become due, a debt shall be deemed overdue upon the earliest to occur of the following: the earlier of the date on which any action or proceeding therefor is commenced; or the date on which a formal notice of default or demand has been sent); (ii) Tenant fails to furnish to Landlord a schedule of Tenant's aged accounts payable within ten
(10) days after Landlord's written request; (iii) any financial statements given to Landlord by Tenant, any assignee of Tenant, subtenant of Tenant, any guarantor of Tenant, or successor in interest of Tenant (including, without limitation, any schedule of Tenant's aged accounts payable) are materially false; or (iv) any financial statement or other financial information furnished by Tenant pursuant to the provisions of this lease or at the request of Landlord evidences that either Tenant's net worth or its net assets are at least twenty-five percent (25%) less than the net worth or net assets shown in either the immediately prior financial statement or the financial statement of Tenant furnished at the time of execution of this lease, and Tenant fails to furnish promptly to Landlord, after notice from Landlord to Tenant, an additional security deposit in cash equivalent to the aggregate of the basic rent and common area charges (without regard to any rent abatement) payable hereunder for the twelve (12) full calendar months immediately preceding such notice. At any time during the term of this lease Landlord, at Landlord's option, shall have the right to receive from Tenant, upon Landlord's request, a current annual balance sheet for Landlord's review. If the balance sheet shows a negative net worth, Landlord may terminate this lease by giving Tenant sixty
(60) days prior written notice.

               In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right either to terminate Tenant's right to possession of the Premises (and thereby terminate this lease) or, from time to time and without termination this lease, to relet the Premises or any party thereof for the account and in the name of Tenant for such term an on such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

               Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover and to relet the Premises and such other rights and remedies as Landlord may have under California Civil Code Section 1951.4 (or successor Code section) or any other California statute. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making alterations and repairs. Rentals received by Landlord from such reletting shall be applied (i) to the payment of any indebtedness due hereunder, other than basic rent and direct expenses, from Tenant to Landlord; (ii) the payment of the cost of any repairs necessary to return the Premises to good condition normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises at the time of reletting; and (iii) to the payment of basic rent or direct expenses due and unpaid hereunder. The residue, if any shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease shall be paid to Tenant. Should the basic rent and direct expenses received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as an election on its part to terminate this lease unless a notice of such intention is given to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured.

               Should Landlord at any time terminate this lease for any breach, in addition to any other remedy it may have, it shall have the immediate right of entry and may remove all persons and property from the Premises and shall have all the rights and remedies of a Landlord provided by California Civil Code
Section 1951.2 or any successor code section. Upon such termination, in addition to all its other rights and remedies, Landlord shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of events would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) above is computed by allowing interest at the rate of twelve percent (12%) per annum. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the federal reserve bank of San Francisco at the time of award plus one percent (1%). Tenant waives the provisions of Section 1179 of the California Code of Civil Procedure (which Section allows Tenant to petition a court of competent jurisdiction for relief against forfeiture of this lease). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored by a period of thirty
(30)
days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places that Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant.

          20.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT.  Landlord, at any time
               -----------------------------------------
after Tenant commits a default, may, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord and shall bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Amounts due Landlord hereunder shall be additional rent.

          21.  EMINENT DOMAIN.  If all or any part of the Premises shall be
               --------------
taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, Tenant shall be entitled to any compensation for depreciation to and cost of removal of Tenant's equipment and fixtures and any compensation for its relocation expenses necessitated by such taking, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the California Code of Civil procedure (which section allows either party to petition the Superior Court to terminate this lease in the event of a partial taking of the Premises).

               If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right of power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the earlier of the date of Landlord's receipt of such notice of intention to condemn or the commencement of said action or proceeding. Such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

               In the event of a partial taking, or conveyance in lieu thereof, of the Premises and fifty percent (50%) or more of the number of square feet in the Premises are taken then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty
(60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

               If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this lease as provided above, then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

          22.  NOTICE AND COVENANT TO SURRENDER.  On the last day of the term or
               --------------------------------
on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises in its condition existing as of the commencement of the term and, except as otherwise provided by Landlord pursuant to the terms of paragraph 8 of this lease, all of the improvements and alterations made to the Premises in their condition existing as of the date of completion of construction and/or installation (normal wear and tear excepted), with all originally painted interior walls washed or repainted if marked or damaged, interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, and all floors cleaned and waxed), all to the reasonable satisfaction of Landlord. On or prior to the last day of the term or the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises in its condition existing as of the commencement of the term and, except as otherwise provided by Landlord pursuant to the terms of paragraph 8 of this lease, all of the improvements and alternations made to the Premises in their condition existing as of the date of completion of construction and/or installation (normal wear and tear excepted), with all originally painted interior walls washed or repainted if marked or damaged, interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, and all floors cleaned and waxed; all to the reasonable satisfaction of Landlord. On or prior to the last day of the term or the effective date of any earlier termination, Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alternations that Tenant is obligated to remove pursuant to the provisions of paragraph 8 of this lease, from the Premises, and all such property not removed shall be deemed abandoned. In addition, on or prior top the expiration or earlier termination of this lease, Tenant shall remove, at Tenant's sole cost and expense, all telephone, other communication, computer and any other cabling and wiring of any sort installed in the space above the suspend ceiling of the Premises or anywhere else in the Premises and shall promptly repair any damage to the suspend ceiling, lights, light fixtures, walls and any other part of the Premises resulting form such removal.

               If the Premises are not surrendered as required in this paragraph, Tenant shall indemnify Landlord against all loss, liability and expense (including, but not limited to, attorney fees) resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph 22 shall survive the termination of this lease.

          23.  TENANT'S QUITCLAIM.  At the expiration or earlier termination of
               -------------------
this lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required to remove the cloud or encumbrance created by this lease from the real property or which the Premises are a part. This obligation shall survive said expiration to termination.

          24.  HOLDING OVER.  Any holding over after the expiration or
               ------------
termination of this lease (with the written consent of Landlord delivered to Tenant) shall be construed to be a tenancy from month to month at the monthly rent, as adjusted, in effect on the date of such expiration or termination. All provisions of this lease, except those pertaining to the term and any option to extend, shall apply to the month to month tenancy. The provisions of this paragraph are in addition to, and do not affect, Landlord's right of re-entry or other rights hereunder or provided by law.

               If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention one hundred fifty percent (150%) of the amount of the daily rental in effect during the last month prior to the date or such expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises including without limitation, any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.

          25.  SUBORDINATION.  Concurrently herewith Tenant shall execute a
               -------------
Subordination, Non-Disturbance and Attornment Agreement, in the form attached hereto as Exhibit F. In the event Landlord's title or leasehold interest is now or hereafter encumbered in order to secure a loan to Landlord, Tenant shall, at the request of Landlord or the lender, execute in writing an agreement subordinating its rights under this lease to the lien of such encumbrance, or, if so requested, agreeing that the lien of lender's encumbrance shall be or remain subject and subordinate to the rights of Tenant under this lease. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this lease. In addition, if in connection with any such loan the lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

          26.  CERTIFICATE OF ESTOPPEL.  Each party shall, within five (5)
               -----------------------
calendar days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgement by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or Project. Further, within five (5) calendar days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current financial statement of Tenant.

          27.  SALE BY LANDLORD.  In the event the original Landlord hereunder,
               ----------------
or any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations.

          28.  ATTORNMENT TO LENDER OR THIRD PARTY.  In the event the interest
               -----------------------------------
of Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at a private trustee's foreclosure sale, Tenant hereby agrees to release Landlord of any obligation arising on or after any such foreclosure sale and to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this lease.

          29.  DEFAULT BY LANDLORD.  Landlord shall not be in default unless
               -------------------
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

               If Landlord is in default of this lease, Tenant's sole remedy shall be to institute suit against Landlord in a court of competent jurisdiction, and Tenant shall have no right to offset any sums expended by Tenant as a result of Landlord's default against future rent and other sums due and payable pursuant to this lease. If Landlord is in default of this lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

          30.  CONSTRUCTION CHANGES.  It is understood that the description of
               --------------------
the Premises and the location of ductwork, plumbing and other facilities therein are subject to such changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises and/or the improvements constructed or being constructed therein, and no such changes or any changes in plans for any other portions of the Project, shall affect this lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

          31.  MEASUREMENT OF PREMISES.  Tenant understands and agrees that any
               -----------------------
reference to square footage of the Premises is approximate only and includes all interior partitions and columns, one-half of exterior walls, and one-half of the partitions separating the Premises from the rest of the Project, and any outside entry overhand, if applicable. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in basic rent or direct expenses or other amounts payable hereunder by reason of inaccuracies in such measurement.

          32.  ATTORNEY FEES.  If either party commences an action against the
               -------------
other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this lease or concerning the Premises or the Project, by reason of any act or omission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to the other party for all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

          33.  SURRENDER.  The voluntary or other surrender of this lease or the
               ---------
Premises by Tenant, or a mutual cancellation of this lease, shall not work a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord or all or any such subleases or subtenancies.

          34.  WAIVER.  No delay or omission in the exercise of any right or
               ------
remedy of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this lease.

          35.  EASEMENTS; AIRSPACE RIGHTS.  Landlord reserves the right to alter
               --------------------------
the boundaries of the Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, and in accordance with Landlord's instructions, any and all documents, instruments, maps or plate necessary to effectuate Tenant's covenants hereunder.

               This lease confers no rights either with regard to the subsurface of the land on which the Premises are located or with regard to airspace above the ceiling of the Premises. Tenant agrees that no diminution or shutting off of light or view by a structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises are a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent, or result in any liability of Landlord to Tenant.

          36.  RULES AND REGULATIONS.  Landlord shall have the right from time
               ---------------------
to time to promulgate rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area, or for the preservation of good order. On delivery of a copy of such rules and regulations to Tenant, Tenant shall comply with the rules and regulations, and a violation of any of them shall constitute a default by Tenant under this lease. If there is a conflict between the rules and regulations and any of the provisions of this lease, the provisions of this lease shall prevail. Such rules and regulations may be amended by Landlord from time to time with or without advance notice.

          37.  NOTICES.  All notices, demands, requests, consents and other
               -------
communications which may be given or are required to be given by either party to the other shall be in writing and shall be sufficiently made and delivered if personally served or if sent by United States first class mail, postage prepaid. Prior to the commencement date, all such notices from Landlord to Tenant shall be served or sent to Tenant at 2841 Junction Avenue, Suite 204, San Jose, California 95134; on or after the commencement date, all such communications from Landlord to Tenant shall be addressed to Tenant at the Premises. All such communications by Tenant to Landlord shall be sent to Landlord at its offices at 3945 Freedom Circle, Suite 640, Santa Clara, California, 95054, with a copy to CIGNA Investment Management, Attn: Asset Management, Dept. S-311, 900 Cottage Grove Road, Bloomfield, Connecticut, 06002. Either party may change its address by notifying the other of such change. Each such communication shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

          38.  NAME.  Tenant shall not use the name of the Project for any
               ----
purpose other than as the address of the business conducted by Tenant in the Premises without the prior written consent of Landlord.

          39.  GOVERNING LAW; SEVERABILITY.  This lease shall in all respects be
               ---------------------------
governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

          40.  DEFINITIONS.  As used in this lease, the following words and
               -----------
phrases shall have the following meanings:

               Authorized Representative:  any officer, agent, employee or
               -------------------------
independent contractor retained or employed by either party, acting within authority given him by that party.

               Encumbrance:  any deed of trust, mortgage or other written
               -----------
security device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

               Lease Month:  the period of time determined by reference to the
               -----------
day of the month in which the term commences and continuing to one day short of the same numbered day in the next succeeding month; e.g., the tenth day of one month to and including the ninth day in the next succeeding month.

               Lender:  the beneficiary, mortgagee or other holder of an
               ------
encumbrance, as defined above.

               Lien:  a charge imposed on the Premises by someone other than
               ----
Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

               Maintenance:  repairs, replacement, repainting and cleaning.
               -----------

               Monthly Rent:  the sum of the monthly payments of basic rent and
               ------------
direct expenses.

               Person:  one or more human beings, or legal entities or other
               ------
artificial persons, including, without limitation, partnerships, corporations, trusts, states, associations and any combination of human being and legal entities.

               Provision:  any term, agreement, covenant, condition, clause,
               ---------
qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

               Rent:  basic rent, direct expenses, additional rent, and all
               ----
other amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

               Words used in any gender include other genders. If there be more than one Tenant, the obligations of Tenant hereunder are joint and several. All provisions whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The paragraph headings are for convenience of reference only and shall have not effect upon the construction or interpretation of an provision hereof.

          41.  TIME.  Time is of the essence of this lease and of each and all
               ----
of its provisions.

          42.  INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE.  Any amount due
               ---------------------------------------------
from Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due until paid until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, Tenant acknowledges that late payment by Tenant to Landlord or basic rent, or of Tenant's monthly direct expenses, or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 19 shall not affect the imposition of such interest and/or late charge. Any interest and late charge imposed pursuant to this paragraph shall be and constitute additional rent payable by Tenant to Landlord.

          43.  ENTIRE AGREEMENT.  This lease, including any exhibits and
               ----------------
attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

          44.  CORPORATE AUTHORITY.  If Tenant is a corporation, each individual
               -------------------
executing this lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall deliver to Landlord, within ten (10) days of the execution of this lease, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this lease and naming of the officers that are authorized to execute this lease on behalf of Tenant, which copy shall be certified by Tenant's president or secretary as correct and in full force and effect.

          45.  RECORDING.  Neither Landlord nor Tenant shall record this lease
               ---------
or a short form memorandum hereof without the consent of the other.

          46.  REAL ESTATE BROKERS.  Each party represents and warrants to the
               -------------------
other party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this lease except Cooper Brady and CPS. Except as to commissions and fees to be paid as provided in this paragraph, each party shall indemnify and hold harmless the other party from all damage, loss, liability and expense (including attorneys' fees and related costs) arising out of or resulting from any claims for commissions or fees that may or have been asserted against the other party by any broker, finder or other person with whom Tenant or Landlord has or purportedly has dealt with in connection with the Premises and the negotiation and execution of this lease. To the extent agreed to between Landlord and Cooper Brady and CPS, Landlord shall pay all broker leasing commissions to Cooper Brady and CPS incurred in connection with the Premises and the negotiation and execution to this lease; Landlord and Tenant agree that Landlord shall not be obligated to pay any broker leasing commissions, consulting fees, finder fees or any other fees or commissions arising out of or relating to any extended term of this lease or to any expansion or relocation of the Premises at any time.

          47.  EXHIBITS AND ATTACHMENTS.  All exhibits and attachments to this
               ------------------------
lease are a part hereof.

          48.  ERISA REQUIREMENTS.  It is understood that Landlord is subject to
               ------------------
the Employee Retirement Income Security Act ("ERISA") and has furnished to Tenant a list of individuals and entities, transactions with which might result in a prohibited transaction under ERISA or would otherwise cause a breach of an ERISA related requirement. Tenant hereby warrants and represents that Tenant is not related to or affiliated with any person or entity shown on the list attached hereto as Exhibit D such that Tenant is a "party in interest" to such person or entity as that term is defined in ERISA Section 3 (14), a copy of which Section is attached hereto as Exhibit E, as that Section may be interpreted or amended. Tenant agrees that each time that Landlord makes additions to such list that Tenant will either make the warranty requested above or shall disclose to Landlord the relationship with such party on the list that would cause Tenant to be unable to make such warranty and representation.
Tenant agrees to indemnify and hold Landlord harmless from any cost, expense or damages which may result from a breach of the warranty and representation made by Tenant.

          49.  ENVIRONMENTAL MATTERS.
               ---------------------

               A.   Tenant's Covenants Regarding Hazardous Materials.
                    ------------------------------------------------

                    (1)  Hazardous Materials Handling.  Tenant, its agents,
                         ----------------------------
invitees, employees, contractors, sublessees, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present or permit the use, storage, disposal, release or presence of Hazardous Materials (as defined below) on or about the Premises or Project. As used herein "Hazardous Materials" shall mean any petroleum or petroleum by-products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance", "hazardous waste", "hazardous materials", "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.
Section 9601 et seq.), or any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United States Government or any agency thereof.

                    (2)  Notices.  Tenant shall immediately notify Landlord in
                         -------
writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any law, regulation or ordinance relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials (collectively "Hazardous Materials Laws"); (ii) any claim made or threatened by any person against Tenant, the Premises, Project or buildings within the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or building within the Project, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or buildings within the Project or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

               B.   Indemnification of Landlord.  Tenant shall indemnify, defend
                    ---------------------------
(by counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, Project or buildings within the Project or discharge in or from the Premises, Project or buildings within the Project of any Hazardous Materials or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or buildings within the Project, or (ii) Tenant's failure to comply with any Hazardous Materials Laws whether knowingly, unknowingly, intentionally or unintentionally. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or buildings within the Project, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. In addition, Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from tenant's use, storage or disposal of Hazardous Materials, (ii) all costs of refitting or other alterations to the Premises, Project or buildings within the Project required as a result of Tenant's use, storage, or disposal of Hazardous Materials including, without limitation, alterations required to accommodate an alternate use of the Premises, Project or buildings within the Project, and (iii) any diminution in the fair market value of the Premises, Project or buildings within the Project caused by Tenant's use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 49, any acts or omissions of Tenant, or by employee, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

               C.   Landlord's Representation. Landlord represents to Tenant
                    -------------------------
that (i) Landlord has no actual knowledge of the existence of any Hazardous Materials, in, on or under the Project in violation of any Hazardous Materials laws and (ii) Landlord has no actual knowledge of any governmental actions against or notices of violation of any Hazardous Materials laws to any previous tenant of the Premises.

               D.   Survival. The provisions of this paragraph 49 shall survive
                    --------
the expiration or earlier termination of the term of this lease.

          50.  SIGNAGE.  Tenant shall not, without obtaining the prior written
               -------
consent of Landlord, install or attach any sign or advertising material on any part of the outside of the Premises, or on any part of the inside of the Premises which is visible from the outside of the Premises, or in the halls, lobbies, windows or elevators of the building in which the Premises are located or on or about any other portion of the Common Area or Project. If Landlord consents to the installation of any sign or other advertising material, the location, size, design, color and other physical aspects thereof shall be subject to Landlord's prior written approval and shall be in accordance with any sign program applicable to the Project. In addition to any other requirements of this paragraph 50, the installation of any sign or other advertising material by or for Tenant must comply with all applicable laws, statutes, requirements, rules, ordinances and any C.C. & R.'s or other similar requirements. With respect to any permitted sign installed by or for Tenant, Tenant shall maintain such sign or other advertising material in good condition and repair and shall remove such sign or other advertising material on the expiration or earlier termination of the term of this lease. The cost of any permitted sign or advertising material and all costs associated with the installation, maintenance and removal thereof shall be paid for solely by Tenant. If Tenant fails to properly maintain or remove any permitted sign or other advertising material, Landlord may do so at Tenant's expense. Any cost incurred by Landlord in connection with such maintenance or removal shall be deemed additional rent and shall be paid by Tenant to Landlord within ten (10) days following notice from Landlord. Landlord may remove any unpermitted sign or advertising material without notice to Tenant and the cost of such removal shall be additional rent and shall be paid by Tenant within ten (10) days following notice from Landlord. Landlord shall not be liable to Tenant for any damage, loss or expense resulting from Landlord's removal of any sign or advertising material in accordance with this paragraph 50. The provisions of this paragraph 50 shall survive the expiration or earlier termination of this lease.

          51.  SUBMISSION OF LEASE.  The submission of this lease to Tenant for
               -------------------
examination or signature by Tenant is not an offer to lease the Premises to Tenant, nor an agreement by Landlord to reserve the Premises for Tenant. Landlord will not be bound to Tenant until this lease has been duly executed and delivered by both Landlord and Tenant.

          52.  TENANT IMPROVEMENTS.  Improvements to the Premises shall be
               -------------------
constructed and installed in accordance with the plans and specifications, and other terms and conditions, set forth in Exhibit C to this lease, the contents of which is incorporated herein and made a part hereof by this reference. The improvements shall be constructed and installed at the expense of Landlord and/or Tenant as set forth in Exhibit C to this lease and in each case shall be performed in a diligent and workmanlike manner.

          53.  ADDITIONAL RENT.  All costs, charges, fees, penalties, interest,
               ---------------
and any other payments (including Tenant's reimbursement to Landlord of costs incurred by Landlord) which Tenant is required to make to Landlord pursuant to the terms and conditions of this lease and any amendments to this lease shall be and constitute additional rent payable by Tenant to Landlord when due as specified in this lease and any amendments to this lease.

          54.  INTENTIONALLY OMITTED.
               ---------------------

          55.  OPTION TO EXTEND TERM.  Landlord grants to Tenant the option to
               ---------------------
extend the term for one period of five (5) years (the "Extended Term") following the expiration of the initial term set forth in paragraph 2 ("Initial Term") under all the provisions of this lease except for the amount of the basic rent. The basic rent for the Extended Term shall be adjusted to ninety-five percent (95%) of the market rate (as defined in paragraph (c) below); provided that in no event shall the basic rent for the Extended Term be less than One and 02/100 Dollars ($1.02) per square foot per month. This option is further subject to the following terms and conditions:

               (a) Tenant must deliver its irrevocable written notice of Tenant's exercise of this option to Landlord not less than six (6) lease months, nor more than twelve (12) lease months, prior to the expiration of the Initial Term. Time is of the essence with respect to the time period during which Tenant must deliver to Landlord its written notice of exercise and, therefore, if Tenant fails to give Landlord its irrevocable written notice of its exercise of this option within the time period provided above then this option shall expire and be of no further force or effect.

               (b) The parties shall have thirty (30) days from the date Landlord receive Tenant's notice of exercise in which to agree on the amount constituting the market rate. If Landlord and Tenant agree on the amount of the market rate, they shall immediately execute an amendment to this lease setting forth the expiration date of the Extended Term and the amount of the basic rent to be paid by Tenant during the Extended Term. If Landlord and Tenant are unable to agree on the amount of the market rate within such time period, then this option shall be of no further effect and this lease shall expire at the end of the Initial Term.

               (c) As used herein, the "market rate" shall be the monthly rent then obtained for five (5) year fixed rate leases of comparable terms for Premises in the Project and in building and/or Projects within the same geographical area of similar types and identity, quality and location as the Project.

               (d) Direct expenses shall continue to be determined and payable as provided in paragraphs 4 and 5 of this lease.

               (e) Neither party shall have the right to have any court or other third party determine the market rate or the basic rent. Tenant shall not assign or otherwise transfer this option or any interest therein and any attempt to do so shall render this option null and void. Tenant shall have no right to extend the term beyond the Extended Term. If Tenant is in default under this lease at the date of delivery of Tenant's notice of exercise to Landlord, then such notice shall be of no effect and this lease shall expire at the end of the Initial Term; if Tenant is in default under this lease on the last day of the Initial Term, then Landlord may in its sole discretion elect to have Tenant's exercise of this option be of no effect, in which case this lease shall expire at the end of the Initial Term.

          56.  RIGHT OF FIRST REFUSAL.  Landlord hereby grants to Tenant a right
               ----------------------
of first refusal to lease the remaining space in the building located at 2045 Hamilton Avenue, San Jose, California consisting of approximately twenty three thousand five hundred ninety-three (23,593) square feet, as shown on Exhibit G (the "Expansion Space"), subject to the following terms and conditions:

               (a) This right of first refusal shall only be effective from and after the date of execution of this lease during the initial term and the extended term per paragraph 55 of this lease to Tenant. Upon Landlord's receipt of any lease proposal/offer to lease the Expansion Space from any third party, excluding any such offers which Landlord has received or negotiations entered into prior to the date of execution of this lease and any subsequent negotiations related thereto, ("Third Party Offer") which is acceptable to Landlord, Landlord, prior to entering into a lease with such third party, shall provide Tenant with written notice ("Landlord's Notice") of the terms and conditions of the Third Party Offer (the "Offer"). Landlord's written notice ("Landlord's Notice") pursuant to this paragraph to be sent to Tenant as follows:

                    Copy to:       Facilities Manager
                                   Information Storage Devices
                                   2045 Hamilton Avenue, Suite 100
                                   San Jose, CA  95125

                    Copy to:       Chief Financial Officer
                                   Information Storage Devices
                                   2045 Hamilton Avenue, Suite 100
                                   San Jose, CA  95125

                    Copy to:       Fletcher Baker
                                   Cooper Brady
                                   550 S. Winchester Boulevard
                                   Suite 600
                                   San Jose, CA  95128

               (b) Tenant shall have five (5) business days from receipt of Landlord's Notice to deliver to Landlord its written unconditional and irrevocable acceptance of the Offer. if Tenant accepts the Offer, an amendment to this lease or a new lease covering the Expansion Space and incorporating said terms and conditions shall promptly be executed. If a new lease is executed with Tenant covering the Expansion Space such new lease shall provide that any default under this lease will also constitute a default under such new lease and Tenant agrees that any default by it under such new lease will also constitute a default under this lease. In the event Tenant rejects the Offer, or does not answer within the specified time, or fails for any reason (unless such failure is due to the fault or delay of Landlord) to execute such amendment or new lease within thirty (30) days of Tenant's acceptance of the Offer, Landlord shall thereafter be released from any further obligation with respect to the Offer and be free to lease the Expansion Space to any third party on any terms (whether more or less favorable).

               (c) This right of first refusal shall be subordinate to any existing rights of refusal, rights of expansion, options to extend or renew, and other rights contained in leases (or amendments to leases) executed prior to the date of this lease. In addition, this right of first refusal shall not apply and Tenant shall have no rights hereunder in the event any tenant (or its successors or assigns) that now or hereafter occupies all or any portion of the Expansion Space desires to extend, renew or otherwise modify its lease or desires to expand its Premises to include any portion of the Expansion Space, and Landlord shall be free to extend, renew or modify such lease or amend such lease to add any portion of the Expansion Space without notice to Tenant.

               (d) This right of first refusal shall be void and of no force and effect and shall confer no rights on Tenant during any period in which Tenant is in default under this lease.

               (e) Notwithstanding anything in this paragraph to the contrary, Tenant's exercise of this right of first refusal shall be subject to Landlord's review and approval of Tenant's financial condition (including, without limitation, Tenant's net worth, current ratio and working capital reserves) at the time Tenant exercises this right of first refusal and notwithstanding Tenant's rights hereunder Landlord shall have no obligation to lease the Expansion Space to Tenant unless Tenant's financial condition at the time of acceptance of the Offer is acceptable to Landlord, in Landlord's sole discretion.

               (f) All rights granted to Tenant pursuant to this paragraph are personal to Tenant and may not be transferred or assigned.

          IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this lease on the date first above written.


Landlord:                                    Tenant:
--------                                     ------

GREYLANDS BUSINESS PARK, PHASE 1,            INFORMATION STORAGE DEVICES, INC.,
a California general partnership             a California corporation

By:  McCANDLESS GROUP (GR-1), a
     California general partnership,
     a General Partner

     By:     /s/ BIRK S. MCCANDLESS          By:   /s/ FELIX J. ROSENGARTEN
       ------------------------------------     --------------------------------
         Birk S. McCandless, as Trustee                (Signature)
         under the Birk S. McCandless and
         Mary McCandless Inter Vivos Trust             FELIX J. ROSENGARTEN
                                             -----------------------------------
         Agreement dated February 17, 1982,            (Printed Name)
         a General partner
                                                       VP and CFO
                                             -----------------------------------
                                                       (Title)

                  8/26/94                              8/24/94
       ------------------------------------  -----------------------------------
                  (Date)                               (Date)

LEGAL DESCRIPTION                                                      EXHIBIT A
--------------------------------------------------------------------------------



          All that certain real property situated in the City of San Jose, County of Santa Clara, State of California, described as follows:


PARCEL I:
--------

          ALL OF PARCEL I, as shown on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on October 1, 1984 in Book 534 of Maps, at page 44.

PARCEL II:
---------

          A Parking Easement being 16.50 feet in width, being more particularly described as follows:

          BEGINNING at the Southwesterly corner of Parcel 2, as shown on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on October 1, 1984 in Book 534 of Maps, at page 44; then N. 0(degrees) 20(feet) 00(inches) W., 34.00 feet along the Westerly line of said Parcel 2 to the TRUE POINT OF BEGINNING; thence continuing along said line, N. 0(degrees) 20(feet) 00(inches) W. 81.00 feet; thence leaving said line N. 89(degrees) 40(feet) 00(inches) E. 16.50 feet; thence S. 0(degrees) 20(feet) 00(inches) E. 81.00 feet; thence S. 89(degrees) 40(feet) 00(inches) W.,
15.60 feet to the TRUE POINT OF BEGINNING.

                                   EXHIBIT A

                             2045 HAMILTON AVENUE

                            FIRST FLOOR FLOOR PLAN

                                   EXHIBIT A

                             2045 HAMILTON AVENUE

                            SECOND FLOOR FLOOR PLAN

                                   EXHIBIT B

                            GREYLANDS BUSINESS PARK
                               DEVELOPMENT PLAN

                               2085 Three Story
                                2065 Two Story
                                2045 Two Story
                               2005 Three Story

                             WORK LETTER AGREEMENT
                      EXISTING SPACE - MAXIMUM ALLOWANCE


CONSTRUCTION                                                          EXHIBIT C
--------------------------------------------------------------------------------


          THIS WORK LETTER AGREEMENT (hereinafter "Exhibit C") is attached to and forms a part of that certain lease ("Lease") by and between GREYLANDS BUSINESS PARK, PHASE I, a California general partnership ("Landlord"), and INFORMATION STORAGE DEVICES, INC., a California corporation ("Tenant"), pursuant to which Landlord leases to Tenant those certain premises located at 2045 Hamilton Avenue, Suite 100, San Jose, California and consisting of approximately twenty eight thousand thirty-seven (28,037) square feet ("Premises"). All capitalized terms used herein shall have the meaning ascribed to them in the Lease unless otherwise defined below. The Premises shall be improved in accordance with the following:

          1.   Existing Improvements:
               ---------------------

               Tenant accepts the Premises in their existing condition and the improvements constructed therewith, and Tenant hereby approves the same as installed, subject only to such changes as may subsequently be agreed upon by Landlord and Tenant. Such improvements are hereafter called "Existing Improvements".

          2.   Tenant Improvements:
               -------------------

               As used herein, "Tenant Improvements" shall include those items and specifications shown on the Final Construction Drawings prepared in accordance with paragraph 3 below, including those specifications (as appropriate) set forth and described in Exhibit C-1, attached hereto, exclusive of Existing Improvements. Landlord shall construct Tenant Improvements in accordance with the Final Construction Drawings, Exhibit C-1 and the provisions of this Exhibit C. Unless otherwise specifically agreed to by Landlord in writing, the installation, wiring, maintenance and removal of furniture partition systems, telephone and other communication systems, data cabling, alarm and/or security systems and any other systems not specifically set forth in the Final Construction Drawings or Exhibit C-1, and all cost and expense associated therewith, shall be the sole responsibility of Tenant. In connection with the construction and installation of the Tenant Improvements, Landlord or Landlord's general contractor shall have no obligation to move any of Tenant's property located in or about the Premises including, but not limited to, furniture, inventory and trade fixtures, at the time of such construction and installation. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Premises that inhibits or prevents in any way the construction and installation of the Tenant Improvements, Tenant shall immediately, upon receipt of notification therefore from Landlord or Landlord's general contractor, at Tenant's sole cost and expense, move such property to another location within the Premises or, upon receipt of Landlord's prior approval, to another location within the Project designated by Landlord in Landlord's sole discretion; Tenant's failure to immediately move such property upon receipt of notification therefore from Landlord or Landlord's general contractor shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit C. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Premises, Landlord and Landlord's general contractor shall incur no liability to Tenant or any other party in the event such property is damaged, destroyed or stolen during the construction and installation of the Tenant Improvements.

          3.   Tenant Improvement Design Schedule:
               ----------------------------------

               The plans and specifications for the Tenant Improvements shall be completed in accordance with the following:

               (a) Tenant shall approve preliminary floor plan layouts ("Preliminary Floor Plans") prepared by Landlord by August 26, 1994. The Preliminary Floor Plans shall show all walls, doors, and other Tenant Improvements desired by Tenant in sufficient detail for Landlord's architect to prepare architectural construction drawings and related documents
("Architectural Construction Documents").

               (b) Between August 11 and August 26, 1994, Landlord's architect and Tenant's representative shall meet as needed to review and complete the final details related to the Preliminary Floor Plans, so that on August 26, 1994 the Architectural Construction Documents are subject only to minor changes.

               (c) No later than August 26, 1994, Tenant shall have made the decisions required and supplied to Landlord the information necessary for Landlord's architect to complete the Architectural Construction Documents in enough detail for Landlord's general contractor to bid the work, select subcontractors and to proceed toward the design of electrical, mechanical and any other requirements not included on the Architectural Construction Documents. Upon Landlord's general contractor's selection of subcontractors, Landlord's general contractor and subcontractors shall prepare design specifications outlining in reasonable detail electrical, mechanical and any other requirements not included on the Architectural Construction Documents ("Electrical and Mechanical Drawings").

               (d) Upon completion of the Architectural Construction Documents, Tenant shall approve the same subject to changes, deletions or additions as provided for in paragraphs 6 and 7 of this Exhibit C.

               (e) Upon completion of the Electrical and Mechanical Drawings, Landlord or Landlord's general contractor shall submit the Architectural Construction Documents and Electrical and Mechanical Drawings (collectively the "City Ready Plans") to the City to obtain a building permit.

               (f) Tenant shall have decided upon carpet selection and all other color and material specifications by August 26, 1994.

               (g) As used herein, "Final Construction Drawings" shall include the City Ready Plans, as approved by the City, and any subsequent additions, deletions or changes to the Tenant Improvements permitted or required pursuant to paragraphs 6 and 7 of this Exhibit C.

          4.   Tenant Improvement Cost Estimates:
               ---------------------------------

               Within fourteen (14) days of completion of the Electrical and Mechanical Drawings, Landlord shall prepare and deliver to Tenant an improvement cost budget ("Improvement Cost Budget") setting forth the Total Cost of Tenant's Improvements (as defined in paragraph 5(b) below). Within three (3) days after Tenant's receipt of the Improvement Cost Budget, Tenant shall, in writing, approve or disapprove the Improvement Cost Budget. If Tenant does not deliver to Landlord its written approval or disapproval within the three (3) day period, Tenant will be deemed to have approved of the Improvement Cost Budget. If Tenant disapproves the Improvement Cost Budget, Landlord and Tenant shall, within three (3) days of Tenant's disapproval, attempt to agree on mutually acceptable modifications to the Improvement Cost Budget. If Tenant disapproves of the Improvement Cost Budget and Landlord and Tenant are unable, within the three (3) day period, to agree on mutually acceptable changes to the Improvement Cost Budget, or if Tenant approves of the Improvement Cost Budget but does not deliver to Landlord, within three (3) days of its approval, signed copies of the Improvement Cost Budget and Architectural Construction Documents, then Landlord may terminate the Lease upon written notice to Tenant. Upon Tenant's written approval of the Improvement Cost Budget (or in the event Tenant is deemed to have approved the Improvement Cost Budget as provided hereinabove), the Total Cost of Tenant's Improvements set forth therein shall be deemed a fixed price for the Tenant Improvements (said fixed price shall be referred to herein as the "Tenant Improvement Fixed Cost"). The Tenant Improvement Fixed Cost shall be subject to adjustment for increases in costs resulting from changes to the Tenant Improvements requested or required pursuant to paragraphs 6 and 7 below. Landlord shall not be obligated to commence construction of the Tenant Improvements until the following has occurred: the Architectural Construction Documents and Tenant Improvement Fixed Cost have been agreed to by Landlord and Tenant; Tenant has indicated its approval of the Architectural Construction Documents and Improvement Cost Budget by signing copies thereof; and Landlord has executed a written authorization to proceed with construction with Landlord's general contractor based on the agreed Architectural Construction Documents and Tenant Improvement Fixed Cost.

          5.   Tenant Improvement Allowance:
               ----------------------------

               (a) Landlord agrees to grant to Tenant a Tenant Improvement Allowance ("Allowance") of $168,222 ($6.00/SF X 28,037 SF) to be applied toward the "Total Cost of Tenant's Improvements" (as defined below) to be installed in accordance with this Exhibit C.

               (b) As used herein, "Total Cost of Tenant's Improvements" shall include: (i) the cost of Tenant Improvements and increases therein pursuant to paragraphs 6 and 7 below, if any, and all demolition costs incurred in connection with preparing the Premises for the installation of the Tenant Improvements; (ii) the cost of overtime or special expenditures required to obtain and install the Tenant Improvements by the proposed commencement date;
(iii) all costs related to change orders; (iv) all costs related to changes required or requested by governmental authority; (v) permit fees and other fees not previously paid by Landlord as part of shell costs; (vi) the cost of consultants and engineers; (vii) an amount equal to the actual cost of supervision, administration and on-site facilities and equipment necessary to perform the work; (viii) an amount equal to 9% of the sum of items (i) through
(vii) above as and for the general contractor's overhead and profit; and (ix) the cost of architects hired by Landlord.

               (c) In the event that the Tenant Improvement Fixed Cost exceeds the Allowance of $168,222 then Landlord shall provide Tenant with an additional allowance up to $140,185 ("Additional Allowance"). The Allowance ($168,222) plus the maximum Additional Allowance ($140,185), totaling $308,407 is referred to herein as the "Maximum Allowance." Over the initial five (5) year term of the Lease Tenant shall pay to Landlord as additional rent an amount equal to two and one tenth percent (2.1%) of the Additional Allowance per month (e.g., if the total Additional Allowance is $100,000 then the additional rent payment shall be $2,100 per month). In the event the Tenant Improvement Fixed Cost exceeds the Maximum Allowance (the amount by which the Tenant Improvement Fixed Cost exceeds the Maximum Allowance shall be referred to herein as the "Excess Cost"), Tenant shall pay fifty percent (50%) of the Excess Cost to Landlord within five (5) days of Tenant's approval of the Improvement Cost Budget and the remaining fifty percent (50%) of the Excess Cost within five (5) days of when Landlord notifies Tenant that the Tenant Improvements are fifty percent (50%) completed. Tenant's failure to make any payment of the Excess Cost when due, or to make any payment with respect to change orders as set forth in paragraphs 6 and 7 of this Exhibit C, shall be deemed a default under the Lease and the amount so delinquent shall be deemed additional rent and Landlord may exercise all rights and remedies set forth in the Lease; and in addition, Landlord may delay construction until such payment is made and such delay shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit C.

               (d) In the event Tenant causes delays, or requests changes which cause delays in construction of more than ninety (90) calendar days, then Landlord shall not be obligated to grant to Tenant the Allowance (or the Maximum Allowance), or any balance remaining unused therein. In such case, Landlord shall thereafter have no obligation to construct any Tenant Improvements for Tenant. Furthermore, the cessation of Landlord's obligation to construct the Tenant Improvements as permitted herein shall not affect Tenant's obligation to commence payments of basic rent and direct expenses or any other payments due Landlord under the Lease. Tenant shall be entitled to no rent reduction or credit at any time in the event that the Allowance (or Maximum Allowance) or any portion thereof remains unused for any reason whatsoever.

          6.   Changes by Tenant:
               -----------------

               Tenant may request changes, deletions or additions to the Tenant Improvements; provided, however, that the effectiveness of any such requested change, deletion or addition shall be subject to written approval by an authorized representative of Landlord and to obtaining any required governmental permits or other approvals. If any such change, deletion or addition increases the Tenant Improvement Fixed Cost above the Allowance, Tenant shall immediately pay to Landlord the full amount of such increase in excess of the Allowance. In no event shall work on any change, deletion or addition requested pursuant to this paragraph 6 commence prior to (i) Landlord and Tenant approving, in writing, such change, deletion or addition, and (ii) Landlord's receipt from Tenant of payment of the full amount of the increase of the Tenant Improvement Fixed Cost in excess of the Allowance.

          7.   Chances By Authority:
               --------------------

               Tenant agrees that if any change, deletion or addition to any of the improvements proposed to be constructed or installed is required by any governmental authority in connection with obtaining any governmental permit or approval, or otherwise, then such change, deletion or addition shall promptly be made and the Tenant Improvement Fixed Cost shall be adjusted to reflect any increase in cost resulting from such required change. To the extent any change, deletion or addition required by any governmental authority in connection with obtaining any governmental permit or approval increases the Tenant Improvement Fixed Cost above the Allowance, Tenant shall pay to Landlord such increase above the Allowance in accordance with the provisions of paragraph 5(c) of this Exhibit C. Failure to obtain any required governmental approval or permit for the Tenant Improvements desired by Tenant shall in no way be cause for Tenant to terminate the Lease or any amendment to the Lease.

          8.   Delays Caused by Tenant:
               -----------------------

               If the commencement of the term is delayed due in any respect to Tenant's failure to meet the schedule set forth in paragraph 3 of this Exhibit C, or due to construction delays related to any changes required by Tenant, or due to any other failures by Tenant to perform its obligations under this Exhibit C or otherwise under the Lease, then any such delays shall be deemed Tenant caused delays for purposes of determining the commencement date of the Lease pursuant to paragraph 2(b) of the Lease.

          9.   Punch List:
               ----------

               Within ten (10) business days after commencement of the term, Tenant shall deliver to Landlord a list of items ("Punch List") that Tenant believes Landlord should complete or correct in order for the Premises to be acceptable. Landlord shall commence to complete or correct the items as soon as possible, except those items that Landlord contends are not justified. If Tenant does not deliver the Punch List to Landlord within the ten (10) day period, Tenant shall be deemed to have accepted the Premises and approved the construction. Nothing in this paragraph 9 shall delay the commencement of the term or Tenant's obligation to pay rent or to make other payments due Landlord under the Lease.

          10.  Attachments:  All references in the Lease to Exhibit C shall be
               -----------
deemed to also include Exhibit C-1 and C-____.

                                   EXHIBIT D
                                   ---------

                         ERISA Parties in Interest List
                         ------------------------------
                               Separate Account R
                               ------------------



1. The United Nations Joint Staff Pension Fund or any affiliate or related party of the United Nations Joint Staff Pension Fund.

2. The Ford Motor Company Pension Plan or any affiliate or related party of the Ford Motor Company Pension Plan.

3. Maryland State Retirement and Pension System.


                                                                AS OF JUNE, 1993

                                   EXHIBIT E
                                   ---------

                    EMPLOYEE RETIREMENT INCOME SECURITY ACT
                             Section 3(14) and (15)

(14) The term "party in interest" means, as to an employee benefit plan -

     (A) any fiduciary (including, but not limited to, any administrator, officer, trustee, or custodian), counsel, or employee of such employee benefit plan;

     (B)  a person providing services to such plan;

     (C)  an employer any of whose employees are covered by such plan;

     (D) an employee organization any of whose members are covered by such plan;

     (E)  an owner, direct or indirect, of 50 percent or more of

          (i) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation,

          (ii) the capital interest or the profits interest of a partnership, or

          (iii) the beneficial interest of a trust or unincorporated enterprise, which is an employer or an employee organization described in subparagraph (C) or (D);

     (F) a relative (as defined in paragraph (15) of any individual described in subparagraph (A), (B), (C), or (E);

     (G) a corporation, partnership, or trust or estate of which (or in which) 50 percent or more of

          (i) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such corporation,

          (ii) the capital interest or profits interest of such partnership, or

          (iii) the beneficial interest of such trust or estate, is owned directly or indirectly, or held by persons described in subparagraph (A), (B), (C), (D), or (E);

     (H) an employee, officer, director (or an individual having powers or responsibilities similar to those of officers or directors), or a 10 percent or more shareholder directly or indirectly, of a person described in subparagraph (B), (C), (D), (E), or (G), or of the employee benefit plan; or

     (I) a 10 percent or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in subparagraph (B),
          (C), (D), (E), or (G).

     The Secretary, after consultation and coordination with the Secretary of the Treasury, may by regulation prescribe a percentage lower than 50 percent for the subparagraphs (E) and (G) and lower than 10 percent for subparagraphs (H) or
(I). The Secretary may prescribe regulations for determining the ownership (direct or indirect) of profits and beneficial interests, and the manner in which indirect stockholdings are taken into account.

(15) The term "relative" means a spouse, ancestor, lineal Descendant, or spouse of a lineal descendant.

                                   EXHIBIT F
                                   ---------



Recording Requested By And When Recorded Mail to:

Morrison & Foerster
345 California Street, 31st Floor
San Francisco, California 94101-2675

Attn:  Caryl B. Welborn, Esq.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                   (Space above this line for Recorder's Use)


            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------


NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.


          THIS AGREEMENT, made as of the _____ day of _______________, 1994, between INFORMATION STORAGE DEVICES, INC., a California corporation ("Tenant"), CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation, on behalf of its Separate Account R, a separate account as defined in Section 3(17) of the Employee Retirement Income Security Act of 1974 (commonly known as "ERISA"), having its principal office and place of business at 900 Cottage Grove Road, Bloomfield, Connecticut 06002 ("Lender"), and GREYLANDS BUSINESS PARK, PHASE I, a California general partnership ("Landlord").

                                  WITNESSETH
                                  ----------

          WHEREAS, Tenant has entered into a certain lease with Landlord (said lease, together with any extensions, renewals, replacements or modification thereof, referred to hereinafter as the "Lease") dated ____________________, 1994, covering premises (the "Premises") located at 2045 Hamilton Avenue, Suite 100, San Jose, California and situated on land more particularly described in Exhibit A attached hereto and incorporated herein (the "Property"); and
---------


          WHEREAS, Lender has made a loan to Landlord secured by a certain Construction and Permanent Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing encumbering the Property dated September 27, 1983 and recorded on September 28, 1983 in Book H934, Page 487, Official Records of the County of Santa Clara, California (the "First Deed of Trust") and has further agreed to make a loan to Landlord secured by a certain Second Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing also encumbering the Property (collectively, such First Deed of Trust and Second Deed of Trust are referred to as the "Deed of Trust" and the loans secured thereby are collectively referred to as the "Loan"); and

          WHEREAS, it is to the mutual benefit of the parties hereto that Lender make the Loan to Landlord; and

          WHEREAS, it is a condition to obtaining and keeping in full force and effect the Loan that the parties enter into this Agreement;

          NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

          1. The Lease and all of the right, title and interest of Tenant in and to the Premises are and shall be subject and subordinate to the Deed of Trust and to all of the terms and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof. Tenant agrees that, in making disbursements pursuant to the Loan, Lender is under no obligation to see to the application of such proceeds.

          2. Lender consents to the Lease and, in the event of foreclosure of the Deed of Trust, or in the event Lender comes into possession or acquires title to the Premises as a result of the enforcement or foreclosure of the Deed of Trust or the note secured thereby, or as a result of any other means, Lender agrees to recognize Tenant and further agrees that Tenant shall not be disturbed in its possession of the Premises for any reason other than one which would entitle Landlord to terminate the Lease under its terms or would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises.

          3. Tenant agrees with Lender that if the interests of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or otherwise, or shall be conveyed thereafter by Lender, Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term (and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease), with the same force and effect as if Lender were the landlord under the Lease, and Tenant does hereby attorn to Lender as its landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender succeeding to the interest of the Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Lender within twenty (20) days after Lender receives title to the Premises, to execute an instrument in confirmation of the foregoing provisions, satisfactory to Lender. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's consent.

          4. This Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns. The terms "foreclosure" and "foreclosure sale" shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word "Lender" shall include the Lender herein specifically named, any of its successors and assigns, and any person or entity who shall have succeeded to Landlord's interest in the Premises through foreclosure of the Deed of Trust.

          5. This Agreement shall be the only agreement between the parties with regard to the subordination of the Lease and leasehold interest of Tenant to the lien or charge of the Deed of Trust, and, in the event of a conflict between the provisions hereof and the provisions of any prior agreement including the Lease, shall supersede any prior agreements, including, but not limited to, any provisions contained in the Lease, and shall not be modified except in writing signed by all parties hereto.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON THE LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE PROPERTY.


                    TENANT:     INFORMATION STORAGE DEVICES, INC.,
                    ------      a California corporation


                                By:________________________________________

                                Its:_______________________________________

                    LANDLORD:   GREYLANDS BUSINESS PARK, PHASE I,
                    --------    a California general partnership

                                By:  McCandless Group (GR-1),
                                     a California general partnership,
                                     a general partner


                                     By:_____________________________________
                                     Birk S. McCandless, Trustee under
                                     The Birk S. McCandles and Mary
                                     McCandless Inter Vivos Trust
                                     Agreement dated February 17, 1982,
                                     a general partner

                                By:  Connecticut General Life Insurance
                                     Company, a Connecticut corporation, on
                                     behalf of its Separate Account R a general
                                     partner

                                By:  CIGNA Investments, Inc.,
                                     a Delaware corporation


                                     By: ____________________________

                                     Name:___________________________

                                     Title:__________________________

                                LENDER:  CONNECTICUT GENERAL LIFE
                                ------
                                INSURANCE COMPANY, a Connecticut
                                corporation, on behalf of its Separate Account R

                                By:  CIGNA Investments, Inc.,
                                     a Delaware corporation


                                     By:_____________________________

                                     Its:____________________________

                           McCandless Group, (GR-1),
                       a California general partnership
            (a general partner of Greylands Business Park, Phase I)



STATE OF CALIFORNIA              )
                                 )  ss.
COUNTY OF _____________________  )



               On _______________, 1994 before me, ____________________,
personally appeared ____________________, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS by hand and official seal.



_____________________________
Notary Public                                             (Official seal here)

                  Connecticut General Life Insurance Company,
                           a Connecticut corporation,
                      on behalf of its Separate Account R
            (a general partner of Greylands Business Park, Phase I)



STATE OF CALIFORNIA              )
                                 )  ss.
COUNTY OF _____________________  )



               On _______________, 1994 before me, ____________________,
personally appeared ____________________, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS by hand and official seal.



___________________________
Notary Public                                             (Official seal here)

                  Connecticut General Life Insurance Company,
                           a Connecticut corporation,
                      on behalf of its Separate Account R
                                    (Lender)



STATE OF CALIFORNIA              )
                                 )  ss.
COUNTY OF _____________________  )



               On _______________, 1994 before me, ____________________,
personally appeared ____________________, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS by hand and official seal.



______________________________
Notary Public                                             (Official seal here)

                      Information Storage Devices, Inc.,
                           a California corporation



STATE OF CALIFORNIA                )
                                   )  ss.
COUNTY OF _______________________  )



          On _______________, 1994 before me, ____________________, personally appeared ____________________, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS by hand and official seal.



______________________________________
Notary Public                                             (Official seal here)

                                   EXHIBIT G
                                   ---------

                             2044 Hamilton Avenue
                                  First Floor

                                Expansion Space

                                  FLOOR PLAN

                                   EXHIBIT G
                                   ---------

                             2044 Hamilton Avenue
                                 Second Floor

                                Expansion Space

                                  FLOOR PLAN

                                   EXHIBIT H
                                   ---------



1.   EXTERIOR DIRECTORY SIGNS
     ------------------------

     Four (4) exterior directory signs are located        [DRAWING OF SIGN]
     throughout the project. Landlord will, at Landlord's expense, provide one (1) listing per tenant on each directory.

2.   TENANT SUITE SIGN
     -----------------

     Tenant will, at Tenant's expense, be provided        [DRAWING OF SIGN]
     a tenant suite sign to be installed next to their suite door. The sign will consist o the suite number and company name/logo. The sign will be fabricated and installed by Landlord's sign company using the standard color and print style for consistency. Cost is approximately
     $3.00/each for Upper Case letters and $1.00/each for Lower Case letters. Sign frame is $120.00 if needed.

3.   INTERIOR ILLUMINATED DIRECTORY SIGN
     -----------------------------------

     The interior illuminated directory sign is           [DRAWING OF SIGN]
     located in the lobby of the first floor. An illuminated directory strip will be fabricated and installed by Landlord's sign company, at Tenant's expense, in the appropriate location within the directory. Cost is approximately
     $23.00.


Landlord is responsible for ordering and arranging the installation of the signs. Tenant acknowledges and agrees to pay the costs associated with the fabrication and installation of their tenant sign and interior illuminated directory sign.

Please contact the Greylands Business Park office at (408) 377-9068 to provide specific sign verbage.

                           FIRST AMENDMENT TO LEASE
                           ------------------------


     THIS FIRST AMENDMENT TO LEASE ("Amendment") is made this _____ day of _________________, 1994, by and between GREYLANDS BUSINESS PARK, PHASE 1, a California general partnership ("Landlord") and INFORMATION STORAGE DEVICES, INC., a California corporation ("Tenant").


                                R E C I T A L S


     A. Tenant currently leases from Landlord that certain Premises located at 2045 Hamilton Avenue, Suite 100, San Jose, California, pursuant to and as defined in that certain Office Lease dated August 24, 1994 (the "Lease").

     B. Pursuant to the Work Letter Agreement attached to the Lease as Exhibit C, Tenant agreed to pay to Landlord as additional rent an amount equal to two and one tenth percent (2.1%) of the Additional Allowance (as defined in the Work Letter Agreement) per month over the initial five (5) year term of the Lease. The amount of the Additional Allowance has been determined to be One Hundred Forty Thousand One Hundred Eighty-Five and 00/100 Dollars ($140,185.00).

     C. The purpose of this Amendment is to acknowledge and agree upon the amount of the additional rent due pursuant to paragraph 5(c) of the Work Letter Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.  ADDITIONAL RENT.  Pursuant to paragraph 5(c) of the Lease, the amount
         ---------------
of additional rent which Tenant is obligated to pay to Landlord during the five
(5) year term of the Lease is Two Thousand Nine Hundred Forty-Three and 89/100 Dollars ($2,943.89) per month ($140,185.00 x .021 = $2,943.89). The foregoing amount shall be due and payable in addition to the amount of basic rent set forth in paragraph 4(a) of the Lease and the direct expenses as specified in paragraph 4(b) of the Lease.

     2.  RESTATEMENT OF OTHER LEASE TERMS.  All terms, covenants and conditions
         --------------------------------
of the Lease remain in full force and effect. The provisions in paragraph 1 of this Amendment only clarify the specific obligation of Tenant for payment of additional rent pursuant to paragraph 5(c) of the Work Letter Agreement, which is in addition to and not in lieu of the other lease obligations of Tenant under the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

Landlord:                                Tenant:
--------                                 ------

GREYLANDS BUSINESS PARK, PHASE 1,        INFORMATION STORAGE DEVICES,
a California general partnership         INC., a California corporation


By:  McCandless Group (GR-1), a          By:__________________________
      California general partner-                (Signature)
      ship, a General Partner
                                         _____________________________
                                              (Printed Name)
     By:_____________________________
          Birk S. McCandless, as         _____________________________
          Trustee under Trust                      (Title)
          Agreement dated 2/17/82
          a general partner              _____________________________
                                                   (Date)

          _____________________________
               (Date)

                           SECOND AMENDMENT TO LEASE
                           -------------------------

     THIS SECOND AMENDMENT TO LEASE ("Amendment") is made this 25th day of July, 1995, by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation, on behalf of its Separate Account R ("Landlord') and INFORMATION STORAGE DEVICES, INC., a California corporation ("Tenant").

                                R E C I T A L S

     A. Tenant currently leases from Landlord that contain premises located at 2045 Hamilton Avenue, Suite 100, San Jose, California (`the "Current Premises"), pursuant to that curtain Office Lease dated August 24, 1994 (the "Original Lease"), as amended by that certain First Amendment to lease dated November 15, 1994 (collectively, the "Lease "). Pursuant to that certain Assignment of Leases by and between Greylands Business Park, Phase 1, a California general partnership ("Greylands") and Connecticut General Life Insurance Company, Greylands assigned its interest in the lease as landlord to Connecticut General Life Insurance Company. The Current Premises are shown on Exhibit A attached hereto.

     B. Tenant desires to expand the Current Premises by adding that certain space located at 20005 Hamilton Avenue, Suite 350, San Jose, California (the "Expansion Space"), consisting of approximately twelve thousand seven hundred thirty-three (12,733) square feet. The Expansion Space is shown on Exhibit B attached hereto.

     C. Landlord is willing to expand the Current Premises in consideration of Tenant's agreement to the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.  PREMISES.  Commencing on the Effective Date, as defined in paragraph 2
         --------
below, the Expansion Space shall be added to the Current Premises and, thereafter, the term "Premises" for purposes of the Lease shall be deemed to include both the Current Premises and the Expansion Space, totaling approximately forty thousand seven hundred seventy (40,770) square feet of space.

     2.  EFFECTIVE DATE.  As used herein, the "Effective Date" shall be the date
         --------------
upon which the earliest of the following occurs:

         (a) Substantial completion of all work to be done by Landlord to the Expansion Space pursuant to Exhibit C attached hereto (exclusive of communication systems and punchlist items);

         (b) Occupancy of the Expansion Space by any of Tenant's operating personnel; or

         (c) If Landlord is prevented from or delayed in completing its work under Exhibit C due to the acts or omissions of Tenant, it's agents, employees or contractors, then upon the date that such work would have been substantially completed but for such acts or omissions.

     3.  BASIC RENT.  Commencing on the Effective Date and continuing through
         ----------
the end of the term of the Lease, the basic rent as set forth in paragraphs 4(a) and 5(a) of the Lease shall be modified as follows:

     From the Effective Date through               $47,280.35 per month
       December 1, 1995

     From December 2, 1995 through                 $48,682.20 per month
       September 1, 1996

     From September 2, 1996 through                $50,084.05 per month
       December 1, 1997

     From December 2, 1997 through                 $51,205.53 per month
       December 1, 1999

         The above scheduled basic rent includes the amount of additional rent payable pursuant to paragraph 1 of the First Amendment to Lease in the amount of Two Thousand Nine Hundred Forty-Three and 89/100 Dollars ($2,943.89) per month.

     4.  DIRECT EXPENSES.  Commencing on the Effective Date, paragraph 5(b) of
         ---------------
the Original Lease shall be amended and restated as follows:

         "(b)  Adjustments to Direct Expenses.  Tenant's proportionate share of
               ------------------------------
Direct Expenses of the Project shall be seventeen and sixty-five one-hundredths percent (17.65%) (40,770 divided by 230,977). Tenant's proportionate share of direct expenses (excluding electricity) of the 2045 Building shall be fifty-four and thirty one-hundredths percent (54.30%) (28,037 divided by 51,630). Tenant's proportionate share of direct expenses for electricity bills related to the 2045 Building shall be thirty-seven and sixty-one one-hundredths percent (37.16%) (14,224 divided by 37,187), which excludes the separately metered space in the 2045 Building for which Tenant is responsible (as provided in paragraph 12 of the Original Lease). Tenant's proportionate share of direct expenses for the 2005 Building shall be nineteen and ninety-nine one-hundredths percent (19.99%) (12,733 divided by 63,703). Subject to adjustment and reconciliation as provided in paragraph 5(b) of the Original Lease, commencing on the Effective Date the estimated Amount of Tenant's proportionate share of direct expenses of the Project, Building 2005 and Building 2045, as of the Effective Date shall be Nineteen Thousand Two Hundred Forty-Seven and 56/100 Dollars ($19,247.56) per month.'

     5.  ADVANCE RENT DEPOSIT.  Concurrent with Tenant's execution and delivery
         --------------------
of this Amendment, Tenant shall deposit with Landlord the sum of Twenty-One Thousand Six Hundred Forty-Six and 10/100 Dollars ($21,646.10) to be applied against the basic rent and direct expenses for this first least month commencing as of the Effective Date.

     6.  SECURITY DEPOSIT.  Concurrently with Tenant's execution and delivery of
         ----------------
this Amendment, Tenant shall deposit with Landlord the sum of Twenty-One Thousand Six Hundred Forty-Six and 10/100 Dollars ($21,646.10) which sum shall be held by Landlord as an additional security deposit (along with the Letter of Credit currently held by Landlord) on the terms specified in paragraph 4(e) of the Original Lease.

     7.   PARKING.  Commencing on the Effective Date, the total parking spaces
          -------
which Tenant will be entitled to sue pursuant to paragraph 15 of the Original Lease shall be increased from one hundred six (106) parking spaces to one hundred fifty-one (151) parking spaces.

     8.   TENANT IMPROVEMENTS.  Tenant improvements for Tenant pertaining to the
          -------------------
Expansion Space shall be constructed by Landlord in accordance with the terms and provisions of the Work Letter Agreement attached hereto as Exhibit C. Said work shall be at the expense of Landlord and/or Tenant as set forth therein.

     9.   BROKERS.  Each party represents that it has not had dealings with any
          -------
real estate broker, finder or other person with respect to this Amendment or expanding the Premises, except for Cooper Brady. Except for the broker commissions to be paid by the Landlord to Cooper Brady pursuant to a separate written agreement between Landlord and Cooper Brady (based on the Expansion space only), there are no leasing commissions to be paid by Landlord or Tenant in connection with this transaction. Each party hereto shall hold harmless the other party from all damages, loss or liability resulting from any claims that may be asserted against the other party by any broker, finder or other person with whom such party has dealt, or purportedly has dealt, in connection with this transaction.

     10.  CORPORATE AUTHORITY.  Each individual executing this Amendment on
          -------------------
behalf of a corporation represents and warrants that he/she is duly authorized to execute and deliver this Amendment on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this Amendment is binding upon said corporation in accordance with its terms. Tenant shall deliver to Landlord, within ten (10) days of the execution and delivery of this Amendment, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this Amendment and naming the officers that are authorized to execute this Amendment on behalf of Tenant, which copy shall be certified by Tenant's President or Secretary as correct and in full force and effect.

     11.  OPTION TO EXTENT TERM.  The option to extend the term of the Lease
          ---------------------
granted to Tenant pursuant to paragraph 55 of the Original Lease shall be deemed to apply to the Premises as modified by this Amendment and any exercise thereof by Tenant shall apply to the entire Premises, including both the Current Premises and the Expansion Space, consisting of approximately forth thousand seven hundred seventy (40,770) square feet, on the same terms and conditions as specified therein, except that the second sentence of the first subparagraph of paragraph 55 regarding the calculation of basic rent shall be modified and restated as follows:

          "The basic rent for the Extended Term shall be adjusted to ninety-five percent (95%) of the market rate (as defined in paragraph (c) below; provided that in no event shall the basic rent for the Extended Term be less than Forty-Three Thousand Four Hundred Ninety-Five and 35/100 Dollars ($43,495.35) per month with respect to the Premises as defined in paragraph 1 above.

          In the event that the Premises are further expanded to include any of the RFR Space (pursuant to paragraph 12 below) or any other space that is not part of the Premises as specified in paragraph 1 above, the basic rent amount applicable to such additional space shall not be less than $1.17 per square foot per month during the Extended Term."

     12.  RIGHT OF FIRST REFUSAL.  Landlord hereby grants to Tenant a right of
          ----------------------
first refusal to lease that space commonly known as 2005 Hamilton Avenue, Suites 100, 120, 200 and 220, San Jose, California, consisting of approximately fifteen thousand ninety-three (15,093) square feet, as shown on Exhibit D (the "RFR Space"), subject to the following terms and conditions:

          (a) Prior to entering into a lease for all or a portion of the RFR Space, Landlord shall notify Tenant in writing of Landlord's intention to lease all or a portion of the RFR Space, which notice shall set forth the terms and conditions, including, but not limited to, basic rent, under which Landlord intends to lease the RFR Space. Such notice shall constitute an offer to lease the RFR Space to Tenant on the same terms and conditions as set forth in the notice.

          (b) Tenant shall have five (5) business days from the date of the notice to deliver to Landlord its written unconditional and irrevocable acceptance of such offer. If Tenant accepts the offer, an amendment to this lease or a new lease covering the RFR Space and incorporating said terms and conditions shall promptly be executed. If a new lease is executed with Tenant covering the RFR Space such new lease shall provide that any default under this lease will also constitute a default under such new lease and Tenant agrees that any default by it under such new lease will also constitute a default under this lease. In the event Tenant rejects the offer, or does not answer within the specified time, or fails for any reason (unless such failure is due to the fault or delay of Landlord) to execute such amendment or new lease within fifteen (15) days of Tenant's acceptance of such offer, Landlord shall thereafter be released from any further obligation to Tenant hereunder with respect to the RFR Space and be free to negotiate with any number of third parties and to lease (without further obligation to Tenant) the RFR Space upon any terms and conditions (whether more or less favorable) that Landlord and such third party may agree and this right of first refusal shall be of no further force or effect.

          (c) This right of first refusal shall be subordinate to any existing rights of refusal, rights of expansion, options to extend or renew, and other rights contained in leases (or amendments to leases) executed prior to the date of this lease. In addition, this right of refusal shall not apply and Tenant shall have no rights hereunder in the event any tenant (or its successors or assigns) that now or hereafter occupies all or any portion of the RFR Space desires to extend, renew or otherwise modify its lease or desires to expand its premises to include any portion of the RFR Space, and Landlord shall be free to extend, renew or modify such lease or amend such lease to add any portion of the RFR Space without notice to Tenant.

          (d) This right of first refusal shall be void and of no force and effect and shall confer no rights on Tenant during any period in which Tenant is in default under this lease.

          (e) Notwithstanding anything in this paragraph to the contrary, Tenant's exercise of this right of first refusal shall be subject to Landlord's review and approval of Tenant's financial condition (including, without limitation, Tenant's net worth, current ratio and working capital reserves) at the time Tenant exercises this right of first refusal and notwithstanding Tenant's right hereunder Landlord shall have no obligation to lease the RFR Space, or any portion thereof, to Tenant unless Tenant's financial condition at the time of exercise is acceptable to Landlord.

          (f) All rights granted to Tenant pursuant to this paragraph are personal to Tenant and may not be transferred or assigned.

     13.  RESTATEMENT OF OTHER LEASE TERMS.  Except as specifically modified,
          --------------------------------
herein, all terms, covenants and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto execute this Amendment as of the date first set forth above.


Landlord:                                Tenant:


CONNECTICUT GENERAL LIFE INSURANCE       INFORMATION STORAGE DEVICES,
COMPANY, a Connecticut corporation,      INC., a California corporation
on behalf of its Separate Account R


By:    CIGNA Investments, Inc.
       Its Authorized Agent              By: /s/ FELIX J. ROSENGARTEN
                                             ----------------------------------
                                                   (Signature)


By: /s/ MARK E. BENOIT                   FELIX J. ROSENGARTEN
    ------------------------------       --------------------------------------
        (Signature)                                (Printed Name)

MARK E. BENOIT                           V.P. AND CFO
----------------------------------       --------------------------------------
        (Printed Name)                             (Title)

VICE PRESIDENT                           7/25/95
----------------------------------       --------------------------------------
        (Title)                                    (Date)

AUGUST 1, 1995
----------------------------------
        (Date)

                                   EXHIBIT A
                                   ---------



                                    PREMISES

                               FIRST FLOOR PLAN

                                   EXHIBIT B
                                   ---------


                                EXPANSION SPACE

                               THIRD FLOOR PLAN

                                   EXHIBIT C
                                   ---------



                                 CONSTRUCTION


                                EXPANSION SPACE

                             WORK LETTER AGREEMENT

                      EXISTING SPACE - MAXIMUM ALLOWANCE



     THIS WORK LETTER AGREEMENT (hereinafter "Exhibit C") is attached to and forms a part of that certain Third Amendment to Lease ("Amendment") amending that certain lease ("Lease") by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation ("Landlord"), and INFORMATION STORAGE DEVICES, INC., A California corporation ("Tenant"), pursuant to which Landlord leases to Tenant those certain premises located at 2045 Hamilton Avenue, Suite 100, San Jose, California and consisting of approximately twenty-eight thousand thirty-seven (28,037) square feet ("Current Premises"). The Amendment provides for, among other things, the expansion of the Current Premises by adding thereto approximately twelve thousand three hundred forty-one (12,341) square feet ("Expansion Space"). All capitalized terms used herein shall have the meaning ascribed to them in the Amendment to which this Exhibit C is made a part unless otherwise defined herein. The Expansion Space shall be improved in accordance with the following:

     1.  EXISTING IMPROVEMENTS:
         ---------------------

          Tenant accepts the Expansion Space in its existing condition and the improvements constructed therein (the "Existing Improvements"), and Tenant hereby approves the same as installed, subject only to construction of the Tenant Improvements specified below and such changes as may subsequently be agreed upon by Landlord and Tenant.

     2.  TENANT IMPROVEMENTS:
         -------------------

          As used herein, "Tenant Improvements" shall include those items and specifications shown on the Final Construction Drawings prepared in accordance with paragraph 3 below, including those specifications (as appropriate) set forth and described in Exhibit C-1, attached hereto, exclusive of Existing Improvements. Landlord shall construct Tenant Improvements in accordance with the Final Construction Drawings, Exhibit C-1 and the provisions of this Exhibit
C. Unless otherwise specifically agreed to by Landlord in writing, the installation, wiring, maintenance and removal of furniture partition systems, telephone and other communication systems, data cabling, alarm and/or security systems and any other systems not specifically set forth in the Final Construction Documents or Exhibit C-1, and all cost and expense associated therewith, shall be the sole responsibility of Tenant. In connection with the construction and installation of the Tenant Improvements, Landlord or Landlord's general contractor shall have no obligation to move any of Tenant's property located in or about the Expansion Space including, but not limited to, furniture, inventory and trade fixtures, at the time of such construction and installation. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Expansion Space that inhibits or prevents in any way the construction and installation of the Tenant Improvements, Tenant shall immediately, upon receipt of notification therefore from Landlord or Landlord's general contractor, at Tenant's sole cost and expense, move such property to another location within the Current Premises or Expansion Space or, upon receipt of Landlord's Current prior approval, to another location within the Project designated by Landlord in Landlord's sole discretion; Tenant's failure to immediately move such property upon receipt of notification therefore from Landlord or Landlord's general contractor shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit C. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Expansion Space, Landlord and Landlord's general contractor shall incur no liability to Tenant or any other party in the event such property is damaged, destroyed or stolen during the construction and installation of the Tenant Improvements.

     3.  TENANT IMPROVEMENT DESIGN SCHEDULE:
         ----------------------------------

         The plans and specifications for the Tenant Improvements shall be completed in accordance with the following:

         (a) Tenant shall approve preliminary floor plan layouts ("Preliminary Floor Plans") prepared by Landlord by July 28, 1995. The Preliminary Floor Plans shall show all walls, doors, and other Tenant Improvements desired by Tenant in sufficient detail for Landlord's architect to prepare architectural construction drawings and related documents ("Architectural Construction Documents").

         (b) Between July 28, 1995 and August 4, 1995, Landlord's architect and Tenant's representative shall meet as needed to review and complete the final details related to the Architectural Construction Documents, so that on August 4, 1995 the Architectural Construction Documents are subject only to minor changes.

         (c) No later than August 4, 1995, Tenant shall have made the decisions required and supplied to Landlord the information necessary for Landlord's architect to complete the Architectural Construction Documents in enough detail for Landlord's general contractor to bid the work, select subcontractors and to proceed toward the design of electrical, mechanical and any other requirements not included on the Architectural Construction Documents. Upon Landlord's general Contractor's selection of subcontractors, Landlord's general contractor and subcontractors shall prepare design specifications outlining in reasonable detail electrical, mechanical and any other requirements not included on the Architectural Construction Documents ("Electrical and Mechanical Drawings").

         (d) Upon completion of the Architectural Construction Documents, Tenant shall approve the same subject to changes, deletions or additions as provided in paragraphs 6 and 7 of this Exhibit C.

         (e) Upon completion of the Electrical and Mechanical Drawings, Landlord or Landlord's general contractor shall submit the Architectural Construction Documents and Electrical and Mechanical Drawings (collectively the "City Ready Plans") to the City to obtain a building permit.

         (f) Tenant shall have decided upon carpet selection and all other color and material specifications by August 4, 1995.

          (g) As used herein, "Final Construction Documents" shall include the City Ready Plans, as approved by the City, and any subsequent additions, deletions or changes to the Tenant Improvements permitted or required pursuant to paragraphs 6 and 7 of this Exhibit C.

     4.  TENANT IMPROVEMENT COST ESTIMATES:
         ---------------------------------

          Within fourteen (14) days of completion of the Electrical and Mechanical Drawings, Landlord shall prepare and deliver to Tenant an improvement cost budget ("Improvement Cost Budget") setting forth the Total Cost of Tenant's Improvements (as defined in paragraph 5(b) below). Within three (3) days after Tenant's receipt of the Improvement Cost Budget, Tenant shall, in writing, approve or disapprove the Improvement Cost Budget. If Tenant does not deliver to Landlord its written approval or disapproval within the three (3) day period, Tenant will be deemed to have approved of the Improvement Cost Budget. If Tenant disapproves the Improvement Cost Budget, Landlord and Tenant shall, within three (3) days of Tenant's disapproval, attempt to agree on mutually acceptable modifications to the Improvement Cost Budget. If Tenant disapproves of the Improvement Cost Budget and Landlord and Tenant are unable, within the three (3) day period, to agree on mutually acceptable changes to the Improvement Cost Budget, or if Tenant approves of the Improvement Cost Budget but does not deliver to Landlord, within three (3) days of its approval, signed copies of the Improvement Cost Budget and Architectural Construction Documents, then Landlord may terminate the Amendment upon written notice to Tenant. The Improvement Cost Budget shall be subject to adjustment for increases in costs resulting from changes to the Tenant Improvements requested or required pursuant to paragraphs 6 and 7 below. Landlord shall not be obligated to commence construction of the Tenant Improvements until the following has occurred: (i) the Architectural Construction Documents and Improvement Cost Budget have been agreed to by Landlord and Tenant; (ii) Tenant has indicated its approval of the Architectural Construction Documents and the Improvement Cost Budget by signing copies thereof; and (iii) Landlord has given written authorization to proceed with construction to Landlord's general contractor based on the agreed Architectural Construction Documents and the Improvement Cost Budget.

     5.  TENANT IMPROVEMENT ALLOWANCE:
         ----------------------------

         (a) Landlord agrees to grant to Tenant a Tenant Improvement Allowance ("Allowance") in an amount up to Eighty-Five Thousand Two Hundred Sixty-Seven and 50/100 dollars ($85,267.50) to be applied toward the "Total Cost of Tenant's Improvements" (as defined below) to be installed in accordance with this Exhibit C.

         (b) As used herein, "Total Cost of Tenant Improvements" shall mean all costs to construct and install the Tenant Improvements, including without limitation, (i) all demolition costs incurred in connection with preparing the Premises for the installation of the Tenant Improvements and the actual costs incurred for labor, materials and contractors' fees; (ii) the cost of overtime or special expenditures required to obtain and install the Tenant Improvements by the proposed Effective Date; (iii) all costs related to change orders; (iv) all costs related to changes required or requested by governmental authority;
(v) permit fees and other fees not previously paid by Landlord as part of shell costs; (vi) the cost of consultants and engineers; (vii) an amount equal to the actual cost of supervision, administration and on-site facilities and equipment necessary to perform the work; (viii) an amount equal to 7% of the sum of items
(i) through (vii) above as and for the general contractor's overhead and profit' and (ix) the cost of architects hired by Landlord.

         (c) In the event that the Improvement Cost Budget exceeds the Allowance of $85,267.50, then Landlord shall provide Tenant with an additional allowance ("Additional Allowance") in an amount up to $28,422.50 and the amount of the Additional Allowance shall be amortized in full (including interest at 10% per annum) ratably over the remaining term of the Lease (from the Effective Date through December 1, 1999), with such amount to be added to and paid as additional basic rent along with the basic rent provided for in paragraph 4(a) and 5(a) of the Lease, as amended; provided, however, in the event of default by Tenant under the Lease the entire unpaid balance of the Additional Allowance shall be immediately due and payable and Landlord may exercise any or all of its rights or remedies under the Lease. The sum of the Allowance and the Additional Allowance is referred to herein as the "Maximum Allowance". In the event the Improvement Cost Budget exceeds the Maximum Allowance (the amount by which the Improvement Cost Budget exceeds the Maximum Allowance shall be referred to herein as the "Excess Cost"), Tenant shall pay fifty percent (50%) of such Excess Cost to Landlord within five (5) days of Tenant's approval of the Improvement Cost Budget and the remaining fifty percent (50%) of the Excess Cost within five (5) days of when Landlord notifies Tenant that the Tenant Improvements are fifty percent (50%) completed. Tenant's failure to make any payment of the Excess Cost when due, or to make any payment with respect to change orders as set forth in paragraph 6 of this Exhibit C, shall be deemed a default under the Lease and the amount so delinquent shall be deemed additional rent and Landlord may exercise all rights and remedies set forth in the Lease; and in addition, Landlord may delay construction until such payment is made and such delay shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit C.

         (d) In the event Tenant causes delays, or requests changes which cause delays in construction of more than ninety (90) calendar days, then Landlord shall not be obligated to grant to Tenant the Allowance (or the Additional Allowance), or any balance remaining unused therein. In such case, Landlord shall thereafter have no obligation to construct any Tenant Improvements for Tenant. Furthermore, the cessation of Landlord's obligation to construct the Tenant Improvements as permitted herein shall not affect Tenant's obligation to make payments of basic rent and direct expenses or any other payments due landlord under the Lease or the Amendment. Tenant shall be entitled to no rent reduction or credit at any time in the event that the Allowance (or Additional Allowance) or any portion thereof remains unused for any reason whatsoever.


     6.  CHANGES BY TENANT:
         -----------------

         Tenant may request changes, deletions or additions to the Tenant Improvements; provided, however, that the effectiveness of any such requested change, deletion or addition shall be subject to written approval by an authorized representative of Landlord and to obtaining any required governmental permits or other approvals. If any such change, deletion or addition increases the Improvement Cost Budget above the Allowance, Tenant shall immediately pay to Landlord the full amount of such increase in excess of the Allowance. In no event shall work on any change, deletion or addition requested pursuant to this paragraph 6 commence prior to (i) Landlord and Tenant approving, in writing, such change, deletion or addition, and (ii) Landlord's receipt from Tenant of payment of the full amount of the increase of the Improvement Cost Budget in excess of the Allowance.

     7.  CHANGES BY AUTHORITY:
         --------------------

         Tenant agrees that if any change, deletion or addition to any of the improvements proposed to be constructed or installed is required by any governmental authority in connection with obtaining any governmental permit or approval, or otherwise, then such change, deletion or addition shall promptly be made and the Improvement Cost Budget shall be adjusted to reflect any increase in cost resulting from such required change. To the extent any change, deletion or addition required by any governmental authority in connection with obtaining any governmental permit or approval increases the Improvement Cost Budget above the Allowance, Tenant shall pay to Landlord such increase above the Allowance in accordance with the provisions of paragraph 5(c) of this Exhibit C. Failure to obtain any required governmental approval or permit for the Tenant Improvement desired by Tenant shall in no way be cause for Tenant to terminate the Lease or any amendment to the Lease.

     8.  DELAYS CAUSED BY TENANT:
         -----------------------

         If the Effective Date is delayed due in any respect to Tenant's failure to meet the schedule set forth in paragraph 3 of this Exhibit C, or due to construction delays related to any changes required by Tenant, or due to any other failures by Tenant to perform its obligations under this Exhibit C or otherwise under the Lease or the Amendment, then any such delays shall be deemed Tenant caused delays for purposes of determining the Effective Date pursuant to paragraph 2 of the Amendment.

     9.  PUNCH LIST:
         ----------

         Within ten (10) business days after the Effective Date, Tenant shall deliver to Landlord a list of items ("Punch List") that Tenant believes Landlord should complete or correct in order for the Expansion Space to be acceptable. Landlord shall commence to complete or correct the items as soon as possible, except those items that Landlord contends are not justified. If Tenant does not deliver the Punch List to Landlord within the ten (10) day period, Tenant shall be deemed to have accepted the Expansion Space and approved the construction. Nothing in this paragraph 9 shall delay the Effective Date or Tenant's obligation to pay rent or to make other payments due Landlord under the Lease or the Amendment.


     10.  ATTACHMENTS:
          -----------
          All references in the Amendment to Exhibit C shall be deemed to also include Exhibit C-1 and C-___.

                                   EXHIBIT D
                                   ---------


                                   RFR SPACE

                               FIRST FLOOR PLAN

                                   EXHIBIT D
                                   ---------



                                   RFR SPACE

                               FIRST FLOOR PLAN

                                   EXHIBIT D
                                   ---------



                                   RFR SPACE

                               SECOND FLOOR PLAN

                           THIRD AMENDMENT TO LEASE
                           ------------------------


     THIS THIRD AMENDMENT TO LEASE ("Amendment") is made this _____ day of _________________, 1997, by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation, on behalf of its Separate Account R ("Landlord") and INFORMATION STORAGE DEVICES, INC., a California corporation ("Tenant").



                                R E C I T A L S



     A. Tenant currently leases from Landlord those certain premises located at 2045 Hamilton Avenue, Suite 100, San Jose, California ("Building 2045") and 2005 Hamilton Avenue, Suite 350, San Jose, California ("Suite 350"), together referred to herein as the "Premises", pursuant to that certain Office Lease dated August 24, 1994 as amended by that certain First Amendment to Lease dated November 15, 1994 and that certain Second Amendment to Lease dated July 25, 1995 (collectively, the "Lease").

     B. Paragraph 12 of the Lease provides that Landlord shall provide janitorial services to the Premises. Tenant has requested that paragraph 12 be modified to allow Tenant to contract directly for janitorial services to Building 2045.

     C. Landlord is willing to modify paragraph 12 of the Lease in consideration of Tenant's agreement to the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.  JANITORIAL SERVICE.  Paragraph 12 of the Lease is hereby modified and
         ------------------
amended with respect to the obligation to provide janitorial services as follows:

         "Commencing on March 1, 1997, Tenant shall be responsible for obtaining janitorial service for Building 2045 and Tenant shall contract directly with the provider of such services and pay for all costs and expenses related thereto and Landlord shall be relieved of its obligation to provide janitorial services to Building 2045 (but Landlord shall continue to provide janitorial service to Suite 350 as provided in paragraph 12 of the Lease). The provider of janitorial services and the level of services shall be subject to Landlord's approval. Tenant shall provide Landlord with a copy of any and all contracts or agreements of any kind related to such services. All such contracts or agreements must terminate on or before the end of the lease term and must be cancelable by either Landlord or Tenant immediately upon notice to such provider at any time. Notwithstanding the preceding sentence, if Landlord determines in its sole and absolute discretion that the janitorial services being provided to Building 2045 are not adequate, then Landlord shall have the right, but not the obligation, to terminate such contract and to terminate Tenant's rights under this paragraph 1 and thereafter reassume the obligation to provide janitorial services to Building 2045 as provided in the Lease and, in that event, the costs for such services shall again be a direct expense and Tenant shall pay its percentage share of such costs to Landlord as provided in paragraphs 4 and 5 of the Lease."

     2.  RESTATEMENT OF OTHER LEASE TERMS. Except as specifically modified
         --------------------------------
herein, all terms, covenants and conditions of the Lease shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

Landlord:                                Tenant:
--------                                 ------

CONNECTICUT GENERAL LIFE INSURANCE       INFORMATION STORAGE DEVICES,
COMPANY, a Connecticut corporation,      INC., a California corporation
on behalf of its Separate Account R

By:  CIGNA Investments, Inc.
  Its Authorized Agent

  By:__________________________        By:__________________________

Name:________________________          Name:________________________
Title:_______________________          Title:_______________________
Date:________________________          Date:________________________

                                EXPANSION SPACE
                             WORK LETTER AGREEMENT
                      EXISTING SPACE - MAXIMUM ALLOWANCE





CONSTRUCTION                                                          EXHIBIT C
--------------------------------------------------------------------------------

     THIS WORK LETTER AGREEMENT (hereinafter "Exhibit C") is attached to and forms a part of that certain Third Amendment to Lease ("Amendment") amending that certain lease ("Lease") by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation ("Landlord"), and INFORMATION STORAGE DEVICES, INC., a California corporation ("Tenant"), pursuant to which Landlord leases to Tenant those certain premises located at 2045 Hamilton Avenue, Suite 100, San Jose, California and consisting of approximately twenty-eight thousand thirty-seven (28,037) square feet ("Current Premises"). The Amendment provides for, among other things, the expansion of the Current Premises by adding thereto approximately twelve thousand three hundred forty-one (12,341) square feet ("Expansion Space"). All capitalized terms used herein shall have the meaning ascribed to them in the Amendment to which this Exhibit C is made a part unless otherwise defined herein. The Expansion Space shall be improved in accordance with the following:


     1.  EXISTING IMPROVEMENTS:
         ---------------------

         Tenant accepts the Expansion Space in its existing condition and the improvements constructed therein (the "Existing Improvements"), and Tenant hereby approves the same as installed, subject only to construction of the Tenant Improvements specified below and such changes as may subsequently be agreed upon by Landlord and Tenant.

     2.  TENANT IMPROVEMENTS:
         -------------------

         As used herein, "Tenant Improvements" shall include those items and specifications shown on the Final Construction Drawings prepared in accordance with paragraph 3 below, including those specifications (as appropriate) set forth and described in Exhibit C-1, attached hereto, exclusive of Existing Improvements. Landlord shall construct Tenant Improvements in accordance with the Final Construction Drawings, Exhibit C-1 and the provisions of this Exhibit
C. Unless otherwise specifically agreed to by Landlord in writing, the installation, wiring, maintenance and removal of furniture partition systems, telephone and other communication systems, data cabling, alarm and/or security systems and any other systems not specifically set forth in the Final Construction Documents or Exhibit C-1, and all cost and expense associated therewith, shall be the sole responsibility of Tenant. In connection with the construction and installation of the Tenant Improvements, Landlord or Landlord's general contractor shall have no obligation to move any of Tenant's property located in or about the Expansion Space including, but not limited to, furniture, inventory and trade fixtures, at the time of such construction and installation. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Expansion Space that inhibits or prevents in any way the construction and installation of the Tenant Improvements, Tenant shall immediately, upon receipt of notification therefore from Landlord or Landlord's general contractor, at Tenant's sole cost and expense, move such property to another location within the Current Premises or Expansion Space or, upon receipt of Landlord's prior approval, to another location within the Project designated by Landlord in Landlord's sole discretion; Tenant's failure to immediately move such property upon receipt of notification therefore from Landlord or Landlord's general contractor shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit C. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Expansion Space, Landlord and Landlord's general contractor shall incur no liability to Tenant or any other party in the event such property is damaged, destroyed or stolen during the construction and installation of the Tenant Improvements.

     3.  TENANT IMPROVEMENT DESIGN SCHEDULE:
         ----------------------------------

         The plans and specifications for the Tenant Improvements shall be completed in accordance with the following:

         (a) Tenant shall approve preliminary floor plan layouts ("Preliminary Floor Plans") prepared by Landlord by ______________________. The Preliminary Floor Plans shall show all walls, doors, and other Tenant Improvements desired by Tenant in sufficient detail for Landlord's architect to prepare architectural construction drawings and related documents ("Architectural Construction Documents").

         (b)  Between ________________ and _______________, Landlord's
architect and Tenant's representative shall meet as needed to review and complete the final details related to the Architectural Construction Documents, so that on __________________ the Architectural Construction Documents are subject only to minor changes.

         (c) No later than _____________________, Tenant shall have made the decisions required and supplied to Landlord the information necessary for Landlord's architect to complete the Architectural Construction Documents in enough detail for Landlord's general contractor to bid the work, select subcontractors and to proceed toward the design of electrical, mechanical and any other requirements not included on the Architectural Construction Documents. Upon Landlord's general contractor's selection of subcontractors, Landlord's general contractor and subcontractors shall prepare design specifications outlining in reasonable detail electrical, mechanical and any other requirements not included on the Architectural Construction Documents ("Electrical and Mechanical Drawings").

         (d) Upon completion of the Architectural Construction Documents, Tenant shall approve the same subject to changes, deletions or additions as provided in paragraphs 6 and 7 of this Exhibit C.

         (e) Upon completion of the Electrical and Mechanical Drawings, Landlord or Landlord's general contractor shall submit the Architectural Construction Documents and Electrical and Mechanical Drawings (collectively the "City Ready Plans") to the City to obtain a building permit.

         (f) Tenant shall have decided upon carpet selection and all other color and material specifications by ___________________.

         (g) As used herein, "Final Construction Documents" shall include the City Ready Plans, as approved by the City, and any subsequent additions, deletions or changes to the Tenant Improvements permitted or required pursuant to paragraphs 6 and 7 of this Exhibit C.

     4.  TENANT IMPROVEMENT COST ESTIMATES:
         ---------------------------------

         Within fourteen (14) days of completion of the Electrical and Mechanical Drawings, Landlord shall prepare and deliver to Tenant an improvement cost budget ("Improvement Cost Budget") setting forth the Total Cost of Tenant's Improvements (as defined in paragraph 5(b) below). Within three (3) days after Tenant's receipt of the Improvement Cost Budget, Tenant shall, in writing, approve or disapprove the Improvement Cost Budget. If Tenant does not deliver to Landlord its written approval or disapproval within the three (3) day period, Tenant will be deemed to have approved of the Improvement Cost Budget. If Tenant disapproves the Improvement Cost Budget, Landlord and Tenant shall, within three
(3) days of Tenant's disapproval, attempt to agree on mutually acceptable modifications to the Improvement Cost Budget. If Tenant disapproves of the Improvement Cost Budget and Landlord and Tenant are unable, within the three (3) day period, to agree on mutually acceptable changes to the Improvement Cost Budget, or if Tenant approves of the Improvement Cost Budget but does not deliver to Landlord, within three (3) days of its approval, signed copies of the Improvement Cost Budget and Architectural Construction Documents, then Landlord may terminate the Amendment upon written notice to Tenant. The Improvement Cost Budget shall be subject to adjustment for increases in costs resulting from changes to the Tenant Improvements requested or required pursuant to paragraphs 6 and 7 below. Landlord shall not be obligated to commence construction of the Tenant Improvements until the following has occurred: (i) the Architectural Construction Documents and Improvement Cost Budget have been agreed to by Landlord and Tenant; (ii) Tenant has indicated its approval of the Architectural Construction Documents and the Improvement Cost Budget by signing copies thereof; and (iii) Landlord has given written authorization to proceed with construction to Landlord's general contractor based on the agreed Architectural Construction Documents and the Improvement Cost Budget.

     5.  TENANT IMPROVEMENT ALLOWANCE:
         ----------------------------

         (a) Landlord agrees to grant to Tenant a Tenant Improvement Allowance ("Allowance") in an amount up to Eighty-Two Thousand Six Hundred Forty-Two and 50/100 Dollars ($82,642.50) to be applied toward the "Total Cost of Tenant's Improvements" (as defined below) to be installed in accordance with this Exhibit C.

         (b) As used herein, "Total Cost of Tenant's Improvements" shall mean all costs to construct and install the Tenant Improvements, including without limitation, (i) all demolition costs incurred in connection with preparing the Premises for the installation of the Tenant Improvements and the actual costs incurred for labor, materials and contractors' fees; (ii) the cost of overtime or special expenditures required to obtain and install the Tenant Improvements by the proposed Effective Date; (iii) all costs related to change orders; (iv) all costs related to changes required or requested by governmental authority;
(v) permit fees and other fees not previously paid by Landlord as part of shell costs; (vi) the cost of consultants and engineers; (vii) an amount equal to the actual cost of supervision, administration and on-site facilities and equipment necessary to perform the work; (viii) an amount equal to 7% of the sum of items
(i) through (vii) above as and for the general contractor's overhead and profit; and (ix) the cost of architects hired by Landlord.

         (c) In the event that the Improvement Cost Budget exceeds the Allowance of $82,642.50, then Landlord shall provide Tenant with an additional allowance ("Additional Allowance") in an amount up to $27,547.50 and the amount of the Additional Allowance shall be amortized in full (including interest at 10% per annum) ratably over the remaining term of the Lease (from the Effective Date through December 1, 1999), with such amount to be added to and paid as additional basic rent along with the basic rent provided for in paragraphs 4(a) and 5(a) of the Lease, as amended; provided, however, in the event of a default by Tenant under the Lease the entire unpaid balance of the Additional Allowance shall be immediately due and payable and Landlord may exercise any or all of its rights or remedies under the Lease. The sum of the Allowance and the Additional Allowance is referred to herein as the "Maximum Allowance". In the event the Improvement Cost Budget exceeds the Maximum Allowance (the amount by which the Improvement Cost Budget exceeds the Maximum Allowance shall be referred to herein as the "Excess Cost"), Tenant shall pay fifty percent (50%) of such Excess Cost to Landlord within five (5) days of Tenant's approval of the Improvement Cost Budget and the remaining fifty percent (50%) of the Excess Cost within five (5) days of when Landlord notifies Tenant that the Tenant Improvements are fifty percent (50%) completed. Tenant's failure to make any payment of the Excess Cost when due, or to make any payment with respect to change orders as set forth in paragraph 6 of this Exhibit C, shall be deemed a default under the Lease and the amount so delinquent shall be deemed additional rent and Landlord may exercise all rights and remedies set forth in the Lease; and in addition, Landlord may delay construction until such payment is made and such delay shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit C.

         (d) In the event Tenant causes delays, or requests changes which cause delays in construction of more than ninety (90) calendar days, then Landlord shall not be obligated to grant to Tenant the Allowance (or the Additional Allowance), or any balance remaining unused therein. In such case, Landlord shall thereafter have no obligation to construct any Tenant Improvements for Tenant. Furthermore, the cessation of Landlord's obligation to construct the Tenant Improvements as permitted herein shall not affect Tenant's obligation to make payments of basic rent and direct expenses or any other payments due Landlord under the Lease or the Amendment. Tenant shall be entitled to no rent reduction or credit at any time in the event that the Allowance (or Additional Allowance) or any portion thereof remains unused for any reason whatsoever.

     6.  CHANGES BY TENANT:
         -----------------

         Tenant may request changes, deletions or additions to the Tenant Improvements; provided, however, that the effectiveness of any such requested change, deletion or addition shall be subject to written approval by an authorized representative of Landlord and to obtaining any required governmental permits or other approvals. If any such change, deletion or addition increases the Improvement Cost Budget above the Allowance, Tenant shall immediately pay to Landlord the full amount of such increase in excess of the Allowance. In no event shall work on any change, deletion or addition requested pursuant to this paragraph 6 commence prior to
(i) Landlord and Tenant approving, in writing, such change, deletion or addition, and (ii) Landlord's receipt from Tenant of payment of the full amount of the increase of the Improvement Cost Budget in excess of the Allowance.

     7.  CHANGES BY AUTHORITY:
         --------------------

         Tenant agrees that if any change, deletion or addition to any of the improvements proposed to be constructed or installed is required by any governmental authority in connection with obtaining any governmental permit or approval, or otherwise, then such change, deletion or addition shall promptly be made and the Improvement Cost Budget shall be adjusted to reflect any increase in cost resulting from such required change. To the extent any change, deletion or addition required by any governmental authority in connection with obtaining any governmental permit or approval increases the Improvement Cost Budget above the Allowance, Tenant shall pay to Landlord such increase above the Allowance in accordance with the provisions of paragraph 5(c) of this Exhibit C. Failure to obtain any required governmental approval or permit for the Tenant Improvements desired by Tenant shall in no way be cause for Tenant to terminate the Lease or any amendment to the Lease.

     8.  DELAYS CAUSED BY TENANT:
         -----------------------

         If the Effective Date is delayed due in any respect to Tenant's failure to meet the schedule set forth in paragraph 3 of this Exhibit C, or due to construction delays related to any changes required by Tenant, or due to any other failures by Tenant to perform its obligations under this Exhibit C or otherwise under the Lease or the Amendment, then any such delays shall be deemed Tenant caused delays for purposes of determining the Effective Date pursuant to paragraph 2 of the Amendment.

     9.  PUNCH LIST:
         ----------

         Within ten (10) business days after the Effective Date, Tenant shall deliver to Landlord a list of items ("Punch List") that Tenant believes Landlord should complete or correct in order for the Expansion Space to be acceptable. Landlord shall commence to complete or correct the items as soon as possible, except those items that Landlord contends are not justified. If Tenant does not deliver the Punch List to Landlord within the ten (10) day period, Tenant shall be deemed to have accepted the Expansion Space and approved the construction. Nothing in this paragraph 9 shall delay the Effective Date or Tenant's obligation to pay rent or to make other payments due Landlord under the Lease or the Amendment.

    10.  ATTACHMENTS:
         -----------

         All references in the Amendment to Exhibit C shall be deemed to also include Exhibit C-1 and C-_____.